UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-10379

PIMCO California Municipal Income Fund

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

 Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end:	April 30, 2008
Date of reporting period:	April 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1: Report To Shareholders

ITEM 1. REPORT TO SHAREHOLDERS

PIMCO Municipal Income Fund
PIMCO California Municipal Income Fund
PIMCO New York Municipal Income Fund
Annual Report
April 30, 2008

Contents

Letter to Shareholders	1
Fund Insights/Performance & Statistics	2-4
Schedules of Investments	5-22
Statements of Assets and Liabilities	24
Statements of Operations	25
Statements of Changes in Net Assets	26-27
Statement of Cash Flows	28
Notes to Financial Statements	29-36
Financial Highlights	37-39
Report of Independent Registered Public Accounting Firm	40
Tax Information/Annual Shareholder Meetings Results/Appointment of New Trustee	41
Privacy Policy/Proxy Voting Policies & Procedures	42
Dividend Reinvestment Plan	43
Board of Trustees	44-45
Principal Officers	46

PIMCO Municipal Income Funds
Letter to Shareholders

June 13, 2008

Dear Shareholder:

We are pleased to provide you with the annual report for PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund and PIMCO New York Municipal Income Fund (the ‘‘Funds’’) for the fiscal year ended April 30, 2008.

The U.S. bond market delivered positive returns during the reporting period as economic growth moderated, leading to lower interest rates and higher bond prices. The Federal Reserve (the ‘‘Fed’’) reduced the Federal Funds rate seven times in the period, reducing the benchmark rate on loans between member banks from 5.25% to 2.0%.

Since February 2008, industry-wide developments in the auction-rate preferred markets have caused auctions for the Funds’ auction-rate preferred shares (‘‘ARPS’’) to fail, as described in Note 5 in the accompanying Notes to Financial Statements. At the time this report is being prepared, it is not possible to predict how and when full or partial liquidity will return, if at all, to the closed-end fund ARPS market. Additional information regarding ARPS, failed auctions and potential solutions to address the unprecedented lack of liquidity of the ARPS due to recent failed auctions can be accessed on our Web site, www.allianzinvestors.com/arps.

For specific information on the Funds and their performance during the reporting period, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 331-1710. You will also find a wide range of information and resources on our Web site, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and Pacific Investment Management Company LLC (‘‘PIMCO’’), the Funds’ sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess Chairman	Brian S. Shlissel President & Chief Executive Officer

4.30.08 | PIMCO Municipal Income Funds Annual Report 1

PIMCO Municipal Income Fund
Fund Insights/Performance & Statistics
April 30, 2008 (unaudited)

•	For the fiscal year ended April 30, 2008, PIMCO Municipal Income Fund had a net asset value (‘‘NAV’’) return of (6.37)% and a market price return of (2.47)%, compared with (3.47)% and (6.12)%, respectively, for the Lipper Analytical General Municipal Debt Funds (Leveraged) average.

•	Municipal bond yields decreased in the shorter maturities, while increasing in intermediate and long maturities during the twelve-month period ended April 30, 2008.

•	Treasuries and London Inter-Bank Offered Rate (‘‘LIBOR’’) swaps benefited from interest rate reductions across all maturities and outperformed municipal bonds for the twelve-month period.

•	Municipal bond issuance remains at increased levels as issuers continue to exit the Auction Rate market. Over the twelve-month period, the municipal bond issuance totaled over $425 billion.

•	The municipal yield curve steepened during the period. The 15, 20, and 30-year maturity AAA General Obligation yields increased by 23, 41, and 49 basis points, respectively, while the 2-year yield fell by 119 basis points.

•	Municipal to Treasury yield ratios grew dramatically during the twelve-month period. The 10-year ratio increased to 98.93% and 30-year ratio increased to 103.18%, crossing levels never seen before during this period.

•	Municipal bonds with longer maturities underperformed treasuries with longer maturities and the taxable debt sector during the twelve-month period. The Lehman Long Municipal Bond Index returned (1.91)% while the Lehman Long Government/Credit and the Lehman Long Treasury Indices returned 5.30% and 9.95%, respectively.

•	Tobacco securitization sector holdings detracted from performance due to large swings as a result of negative developments in tobacco company and rating agency related news.

•	Exposure to zero coupon municipals was negative for performance. The Lehman Zero Coupon Index returned (7.18)% for the twelve-month period.

Total Return(1):	Market Price	Net Asset Value (‘‘NAV’’)
1 Year	(2.47)%	(6.37)%
3 Year	10.71%	2.24%
5 Year	9.90%	5.33%
Commencement of Operations (6/29/01) to 4/30/08	8.20%	5.40%

Common Share Market Price/NAV Performance:

Commencement of Operations (6/29/01) to 4/30/08

Market Price/NAV:
Market Price	$16.46
NAV	$12.96
Premium to NAV	27.01%
Market Price Yield (2)	5.92%

Moody’s Ratings (as a % of total investments)

(1)	Past performance is no guarantee of future results. Returns are calculated by determining the percentage change in net asset value or market share price (as applicable) in the period covered. The calculation assumes that all of the Fund’s income dividends and capital gain distributions have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return.

The Fund’s performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund distributions.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2)	Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised from net investment income) payable to common shareholders by the market price per common share at April 30, 2008.

2 PIMCO Municipal Income Funds Annual Report | 4.30.08

PIMCO California Municipal Income Fund
Fund Insights/Performance & Statistics
April 30, 2008 (unaudited)

•	For the fiscal year ended April 30, 2008, PIMCO California Municipal Income Fund had a net asset value (‘‘NAV’’) return of (2.07)% and a market price return of (4.88)%, compared with (2.08)% and (5.78)%, respectively, for the Lipper Analytical California Municipal Debt Funds average.

•	Municipal bond yields decreased in the shorter maturities, while increasing in intermediate and long maturities during the twelve-month period ended April 30, 2008.

•	Treasuries and London Inter-Bank Offered Rate (‘‘LIBOR’’) swaps benefited from interest rate reductions across all maturities and outperformed municipal bonds for the twelve-month period.

•	Municipal bond issuance remains at increased levels as issuers continue to exit the Auction Rate market. Over the one-year period, the municipal bond issuance totaled over $425 billion.

•	The municipal yield curve steepened during the period. The 15, 20, and 30-year maturity AAA General Obligation yields increased by 23, 41, and 49 basis points, respectively, while the two-year yield fell by 119 basis points

•	Municipal to Treasury yield ratios grew dramatically during the twelve-month period. The 10-year ratio increased to 98.93% and 30-year ratio increased to 103.18%, crossing levels never seen before during this twelve-month period.

•	Municipal bonds with longer maturities underperformed treasuries with longer maturities and the taxable debt sector during the period. The Lehman Long Municipal Bond Index returned (1.91)% while the Lehman Long Government/Credit and the Lehman Long Treasury Indices returned 5.30% and 9.95%, respectively.

•	Tobacco securitization sector holdings detracted from performance due to large swings as a result of negative developments in tobacco company and rating agency related news.

•	Exposure to zero coupon municipals was detracted from performance. The Lehman Zero Coupon Index returned (7.18)% for the twelve-month period.

•	Municipal bonds within California underperformed the national index across the curve. Year-to-date, California continues to lead all other states in new issue volume. The state’s issuance has decreased by 15% from $26.23 billion to $22.26 billion during the first 4 months of 2008 to $22.26 billion during the same period of 2008.

•	The shape of the California State AAA insured municipal yield curve steepened during the period. Five-year maturity credits decreased by 54 basis points, 10-year maturities decreased by 3 basis points, and 30-year maturities increased by 52 basis points.

Total Return(1):	Market Price	Net Asset Value (‘‘NAV’’)
1 Year	(4.88)%	(2.07)%
3 Year	10.18%	4.11%
5 Year	8.94%	5.81%
Commencement of Operations (6/29/01) to 4/30/08	7.30%	5.76%

Common Share Market Price/NAV Performance:

Commencement of Operations (6/29/01) to 4/30/08

Market Price/NAV:
Market Price	$15.83
NAV	$13.62
Premium to NAV	16.23%
Market Price Yield (2)	5.84%

Moody’s Ratings (as a % of total investments)

(1)	Past performance is no guarantee of future results. Returns are calculated by determining the percentage change in net asset value or market share price (as applicable) in the period covered. The calculation assumes that all of the Fund’s income dividends and capital gain distributions have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return.

The Fund’s performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund distributions.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2)	Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised from net investment income) payable to common shareholders by the market price per common share at April 30, 2008.

4.30.08 | PIMCO Municipal Income Funds Annual Report 3

PIMCO New York Municipal Income Fund
Fund Insights/Performance & Statistics
April 30, 2008 (unaudited)

•	For the fiscal year ended April 30, 2008, PIMCO New York Municipal Income Fund had a net asset value return (‘‘NAV’’) of (2.62)% and a market price return of (8.31)%, compared with (1.39)% and (4.75)%, respectively, for the Lipper Analytical New York Municipal Debt Funds average.

•	Municipal bond yields decreased in the shorter maturities, while increasing in intermediate and long maturities during the twelve-month period ending April 30, 2008.

•	Treasuries and London Inter-Bank Offered Rate (‘‘LIBOR’’) swaps benefited from interest rate reductions across all maturities and outperformed municipal bonds for the twelve-month period.

•	Municipal bond issuance remains at increased levels as issuers continue to exit the Auction Rate market. Over the one-year period, the municipal bond issuance totaled over $425 billion.

•	The municipal yield curve steepened during the period. The 15, 20, and 30-year maturity AAA General Obligation yields increased by 23, 41, and 49 basis points, respectively, while the two-year yield fell by 119 basis points.

•	Municipal to Treasury yield ratios grew dramatically during the twelve-month period. The 10-year ratio increased to 98.93% and 30-year ratio increased to 103.18%, crossing levels never seen before during this twelve-month period.

•	Municipal bonds with longer maturities underperformed treasuries with longer maturities and the taxable debt sector during the period. The Lehman Long Municipal Bond Index returned (1.91)% while the Lehman Long Government/Credit and the Lehman Long Treasury Indices returned 5.30% and 9.95%, respectively.

•	Tobacco securitization sector holdings detracted from performance due to large swings as a result of negative developments in tobacco company and rating agency related news.

•	Municipal bonds within New York outperformed the Lehman National Municipal Index for the year. Year-to-date, New York State has issued $13.2 billion of bonds, 50% greater than the same period last year. Year-to-date, New York State ranks fourth in terms of bond issuance volume.

•	The shape of the New York Insured AAA municipal yield curve steepened during the period. Five-year maturity AAA credits decreased by 58 basis points, 10-year maturities decreased by 6 basis points, and 30-year maturities increased by 53 basis points.

Total Return(1):	Market Price	Net Asset Value (‘‘NAV’’)
1 Year	(8.31)%	(2.62)%
3 Year	3.63%	3.00%
5 Year	5.47%	5.06%
Commencement of Operations (6/29/01) to 4/30/08	4.19%	4.52%

Common Share Market Price/NAV Performance:

Commencement of Operations (6/29/01) to 4/30/08

Market Price/NAV:
Market Price	$13.06
NAV	$12.70
Premium to NAV	2.83%
Market Price Yield (2)	5.24%

Moody’s Ratings (as a % of total investments)

(1)	Past performance is no guarantee of future results. Returns are calculated by determining the percentage change in net asset value or market share price (as applicable) in the period covered. The calculation assumes that all of the Fund’s income dividends and capital gain distributions have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return.

The Fund’s performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund distributions.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2)	Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised from net investment income) payable to common shareholders by the market price per common share at April 30, 2008.

4 PIMCO Municipal Income Funds Annual Report  | 4.30.08

PIMCO Municipal Income Fund
Schedule of Investments
April 30, 2008

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
MUNICIPAL BONDS & NOTES–93.2%
	Alabama–2.8%
$2,500	Birmingham Baptist Medical Centers Special Care Facs. Financing Auth. Rev., 5.875%, 11/15/24, Ser. A	Baa1/NR	$2,472,625
8,000	Huntsville Health Care Auth. Rev.,
	5.75%, 6/1/31, Ser. A, (Pre-refunded @ $101, 6/1/11) (b)	A2/NR	8,743,520
	Huntsville-Redstone Village Special Care Facs. Financing Auth. Rev.,
250	5.50%, 1/1/28	NR/NR	219,437
885	5.50%, 1/1/43	NR/NR	732,391
1,350	Montgomery Medical Clinic Board,
	Jackson Hospital & Clinic Rev., 5.25%, 3/1/31	Baa2/BBB−	1,198,881
1,400	Tuscaloosa Educational Building Auth. Rev.,
	Stillman College, 5.00%, 6/1/26	NR/BBB−	1,212,008
			14,578,862
	Alaska–1.7%
900	Industrial Dev. & Export Auth.,
	Boys & Girls Home Rev., 6.00%, 12/1/36	NR/NR	795,393
	Northern Tobacco Securitization Corp. Rev.,
2,400	5.00%, 6/1/46, Ser. A	Baa3/NR	1,875,720
6,000	5.50%, 6/1/29, (Pre-refunded @ $100, 6/1/11) (b)	Aaa/AAA	6,422,400
			9,093,513
	Arizona–1.7%
2,000	Apache Cnty. Industrial Dev. Auth. Pollution Control Rev.,
	Tucson Electric Power Co., 5.875%, 3/1/33	Baa3/BB+	1,851,400
2,750	Health Facs. Auth. Rev., Beatitudes Project, 5.20%, 10/1/37	NR/NR	2,170,190
1,260	Pima Cnty. Industrial Dev. Auth. Rev.,
	Tuscon Day School, 5.00%, 6/1/37	NR/BBB−	1,038,454
4,200	Salt Verde Financial Corp. Rev., 5.00%, 12/1/37	Aa3/AA−	3,762,528
			8,822,572
	Arkansas–0.5%
8,500	Arkansas Dev. Finance Auth. Rev., zero coupon, 7/1/36 (AMBAC)	Aaa/NR	1,915,390
	Little Rock Municipal Property Owners Multipurpose Improvement Dist., Special Tax, Ser. A,
385	5.00%, 3/1/16	NR/NR	372,865
500	5.25%, 3/1/23	NR/NR	464,870
			2,753,125
	California–5.4%
	Golden State Tobacco Securitization Corp. Rev., Ser. A-1,
6,000	5.00%, 6/1/33	Baa3/BBB	5,090,760
10,000	6.75%, 6/1/39, (Pre-refunded @ $100, 6/1/13) (b)	Aaa/AAA	11,573,600
	State, GO,
300	5.00%, 6/1/37	A1/A+	298,620
11,500	5.00%, 11/1/37, Ser. 2670 (j)	NR/A+	11,447,215
			28,410,195

4.30.08 | PIMCO Municipal Income Funds Annual Report 5

PIMCO Municipal Income Fund
Schedule of Investments
April 30, 2008 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Colorado–2.8%
$500	Confluence Metropolitan Dist. Rev., 5.45%, 12/1/34	NR/NR	$415,905
	Denver Health & Hospital Auth. Healthcare Rev., Ser. A (b),
2,000	5.375%, 12/1/28, (Pre-refunded @ $101, 12/1/08)	NR/BBB	2,058,540
1,000	6.00%, 12/1/23, (Pre-refunded @ $100, 12/1/11)	NR/BBB	1,105,170
12,400	Health Facs. Auth. Rev., Liberty Heights, zero coupon, 7/15/24	Aaa/AAA	5,715,656
49,650	Northwest Parkway Public Highway Auth. Rev.,
	7.125%, 6/15/41, Ser. D, (Pre-refunded @ $102, 6/15/11) (b)	NR/NR	5,630,608
			14,925,879
	Connecticut–0.2%
1,000	State Dev. Auth. Pollution Control Rev., 5.85%, 9/1/28	Baa1/BBB−	1,004,170
	District of Columbia–0.9%
4,600	Tobacco Settlement Financing Corp. Rev., 6.25%, 5/15/24	Baa3/BBB	4,632,338
	Florida–2.3%
1,000	Beacon Lakes Community Dev. Dist.,
	Special Assessment, 6.00%, 5/1/38, Ser. A	NR/NR	855,460
940	Dev. Finance Corp. Rev., Learning Gate Community School,
	6.00%, 2/15/37	NR/BBB−	873,307
9,000	Highlands Cnty. Health Facs. Auth. Rev., Adventist/Sunbelt Health System, 6.00%, 11/15/31, Ser. A, (Pre-refunded @ $101, 11/15/11) (b)	A1/NR	10,000,800
500	Lee Cnty. Industrial Dev. Auth. Rev., 5.375%, 6/15/37, Ser. A	NR/BB	415,050
			12,144,617
	Georgia–0.4%
2,300	Medical Center Hospital Auth. Rev., 5.25%, 7/1/37	NR/NR	1,833,100
	Illinois–11.0%
	Chicago, GO, Ser. A (FGIC),
2,935	5.375%, 1/1/34	Aaa/AA−	2,977,205
4,145	5.375%, 1/1/34, (Pre-refunded @ $101, 1/1/09) (b)	Aaa/AA−	4,280,624
10,115	Chicago Board of Education School Reform,
	GO, zero coupon, 12/1/31, Ser. A (FGIC)	A1/AA−	2,764,025
	Educational Facs. Auth. Rev.,
605	Midwestern Univ., 5.50%, 5/15/18, Ser. B	NR/AAA	611,576
	Univ. of Chicago,
10	5.125%, 7/1/38, Ser. A, (Pre-refunded @ $101, 7/1/08) (b)	Aa1/AA	10,149
190	5.25%, 7/1/41	Aa1/AA	194,178
4,810	5.25%, 7/1/41, (Pre-refunded @ $101, 7/1/11) (b)	Aa1/AA	5,218,208
	Finance Auth. Rev.,
	Adventist Health System, (Pre-refunded @ $101, 11/15/09) (b),
5,000	5.50%, 11/15/29	A1/NR	5,263,850
1,260	5.65%, 11/15/24	A1/NR	1,329,300
1,000	Fairview, 6.25%, 8/15/35, Ser. A	NR/NR	930,870
3,800	Monarch Landing, Inc., 7.00%, 12/1/37, Ser. A	NR/NR	3,743,760

6 PIMCO Municipal Income Funds Annual Report | 4.30.08

PIMCO Municipal Income Fund
Schedule of Investments
April 30, 2008 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Illinois (continued)
	Health Facs. Auth. Rev.,
$3,000	Decatur Memorial Hospital, 5.75%, 10/1/24	A2/A	$3,082,710
5,425	Silver Cross Hospital, 5.50%, 8/15/25, (Pre-refunded @ $101, 8/15/09) (b)	NR/A	5,694,839
	Lake Cnty. Community High School Dist., GO, Ser. B (FGIC),
5,000	zero coupon, 2/1/19	Baa3/AA−	3,020,150
5,000	zero coupon, 2/1/20	Baa3/AA−	2,842,250
5,690	zero coupon, 2/1/22	Baa3/AA−	2,848,528
7,345	Regional Transportation Auth. Rev., 5.50%, 6/1/23, Ser. B (FGIC)	Aa2/AA+	8,116,813
	Univ. Rev. (FGIC),
1,495	5.25%, 4/1/32	Aa3/AA−	1,513,374
3,505	5.25%, 4/1/32, (Pre-refunded @ $100, 4/1/11) (b)	Aa3/AA−	3,750,035
			58,192,444
	Indiana–0.8%
5,000	Anderson Rev., 5.00%, 10/1/32	NR/NR	440,980
4,000	Health & Educational Facs. Financing Auth. Rev.,
	Community Foundation of Northwest Indiana, 5.50%, 3/1/37	NR/BBB−	3,490,920
			3,931,900
	Iowa–2.0%
	Finance Auth. Rev.,
4,890	5.50%, 11/15/37	NR/NR	4,000,167
3,500	6.75%, 11/15/37	NR/NR	3,370,220
1,500	Edgewater LLC, 6.75%, 11/15/42	NR/NR	1,432,665
2,000	Wedum Walnut Ridge LLC, 5.625%, 12/1/45, Ser. A	NR/NR	1,659,200
			10,462,252
	Kansas–4.1%
500	Lenexa Rev., 5.50%, 5/15/39	NR/BBB−	420,325
1,000	Lenexa, City Center East Tax Allocation, 6.00%, 4/1/27	NR/NR	951,170
650	Manhattan Rev., 5.125%, 5/15/42	NR/NR	511,986
	Wichita Hospital Rev.,
5,000	5.625%, 11/15/31, Ser. III	NR/A+	5,078,600
14,370	6.25%, 11/15/24, Ser. XI	NR/A+	14,862,747
			21,824,828
	Kentucky–0.2%
860	Economic Dev. Finance Auth. Rev.,
	St. Luke’s Hospital, 6.00%, 10/1/19, Ser. B	A3/A	872,565
	Louisiana–5.7%
4,300	Local Gov’t Environmental Facs. & Community Dev. Auth. Rev.,
	6.55%, 9/1/25 (ACA)	NR/NR	4,001,150
27,895	Tobacco Settlement Financing Corp. Rev., 5.875%, 5/15/39, Ser. 2001-B	Baa3/BBB	26,018,503
			30,019,653

4.30.08 | PIMCO Municipal Income Funds Annual Report 7

PIMCO Municipal Income Fund
Schedule of Investments
April 30, 2008 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Maryland–0.2%
$1,150	Baltimore Water Project Rev., 5.125%, 7/1/42, Ser. A (FGIC)	A2/A+	$1,162,558
	Massachusetts–0.1%
550	Dev. Finance Agcy. Rev., Linden Ponds, 5.75%, 11/15/35, Ser. A	NR/NR	481,607
	Michigan–2.3%
1,000	Detroit, GO, 5.375%, 4/1/17, Ser. A-1 (MBIA)	Aaa/AAA	1,047,230
775	East Lansing Economic Corp., Burcham Hills Rev., 5.25%, 7/1/37	NR/NR	637,701
4,550	Garden City Hospital Finance Auth. Rev., 5.00%, 8/15/38, Ser. A	NR/NR	3,425,058
775	Public Educational Facs. Auth. Rev., 5.00%, 9/1/22	NR/BBB−	716,596
50	Royal Oak Hospital Finance Auth. Rev.,
	William Beaumont Hospital, 5.25%, 11/15/35, Ser. M (MBIA)	Aaa/AAA	50,625
460	Star International Academy, CP, 6.125%, 3/1/37	NR/BB+	414,009
4,000	State Hospital Finance Auth. Rev.,
	Detroit Medical Center, 6.25%, 8/15/13	Ba3/BB−	4,006,160
2,000	Strategic Fund Ltd. Obligation Rev.,
	Detroit Edison Pollution Control Co., 5.45%, 9/1/29	A3/A−	2,019,780
			12,317,159
	Minnesota–0.4%
95	Agricultural & Economic Dev. Board Rev.,
	Health Care System, 6.375%, 11/15/29	A2/A	99,294
	North Oaks Presbyterian Homes Rev.,
1,070	6.00%, 10/1/33	NR/NR	1,040,061
620	6.125%, 10/1/39	NR/NR	606,850
100	Rochester Healthcare Housing Rev., 5.30%, 4/1/37, Ser. A	NR/NR	85,472
500	Washington Cnty. Housing & Redev. Auth. Rev., 5.625%, 6/1/37, Ser. A	NR/NR	453,385
			2,285,062
	Missouri–0.8%
750	Branson Regional Airport Transportation Dev. Dist. Rev.,
	6.00%, 7/1/37, Ser. A	NR/NR	666,480
2,500	Interstate 470 & 350 Transportation Dev. Dist. Rev.,
	6.35%, 5/1/22, (Pre-refunded @ $100, 5/1/08) (b)	NR/NR	2,500,000
1,000	Joplin Industrial Dev. Auth. Rev., 5.75%, 5/15/26, Ser. F	NR/NR	944,290
			4,110,770
	Nevada–2.3%
12,185	Washoe Cnty., GO, 5.00%, 1/1/35 (MBIA) (j)	NR/AAA	12,307,703
	New Hampshire–0.6%
3,000	Business Finance Auth. Pollution Control Rev.,
	Conn. Light & Power Co., 5.85%, 12/1/22	Baa1/BBB−	3,012,510

8 PIMCO Municipal Income Funds Annual Report | 4.30.08

PIMCO Municipal Income Fund
Schedule of Investments
April 30, 2008 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	New Jersey–5.1%
	Economic Dev. Auth. Rev.,
	Arbor Glen,
$2,510	5.875%, 5/15/16	NR/NR	$2,536,581
450	5.875%, 5/15/16, Ser. A, (Pre-refunded @ $102, 5/15/09) (b)	NR/NR	476,946
16,550	Kapkowski Road Landfill, Special Assessment, 5.75%, 4/1/31	Baa3/NR	15,933,843
1,000	Health Care Facs. Financing Auth. Rev.,
	Trinitas Hospital, 5.25%, 7/1/30, Ser. A	Baa3/BBB−	876,500
9,100	Tobacco Settlement Financing Corp. Rev., 5.00%, 6/1/41, Ser. 1A (j)	Baa3/BBB	7,246,239
			27,070,109
	New Mexico–0.5%
2,500	Farmington Pollution Control Rev., 5.80%, 4/1/22	Baa3/BB+	2,441,625
	New York–1.5%
4,200	Nassau Cnty. Industrial Dev. Agcy. Rev.,
	Amsterdam at Harborside, 6.70%, 1/1/43, Ser. A	NR/NR	4,145,484
1,120	New York City Municipal Water Finance Auth. Rev.,
	5.00%, 6/15/37, Ser. D (j)	Aa2/AA+	1,136,677
2,875	Westchester Cnty. Healthcare Corp. Rev., 5.875%, 11/1/25, Ser. A	Baa3/BBB−	2,795,765
			8,077,926
	North Carolina–0.8%
	Capital Facs. Finance Agcy., Duke Univ. Rev., Ser. A,
570	5.125%, 10/1/41	Aa1/AA+	578,590
2,430	5.125%, 10/1/41, (Pre-refunded @ $100, 10/1/11) (b)	Aaa/AAA	2,617,985
1,500	Medical Care Commission Rev., Village at Brookwood, 5.25%, 1/1/32	NR/NR	1,205,250
			4,401,825
	North Dakota–1.0%
5,400	Stark Cnty. Healthcare Rev., Benedictine Living Communities,
	6.75%, 1/1/33	NR/NR	5,162,670
	Ohio–2.9%
11,000	Buckeye Tobacco Settlement Financing Auth. Rev.,
	5.875%, 6/1/47, Ser. A-2	Baa3/BBB	9,707,060
	Lorain Cnty. Hospital Rev., Catholic Healthcare,
2,500	5.625%, 10/1/17	A1/AA−	2,618,950
2,565	5.75%, 10/1/18	A1/AA−	2,694,584
			15,020,594

4.30.08 | PIMCO Municipal Income Funds Annual Report 9

PIMCO Municipal Income Fund
Schedule of Investments
April 30, 2008 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Pennsylvania–5.3%
	Allegheny Cnty. Hospital Dev. Auth. Rev.,
$8,600	5.375%, 11/15/40, Ser. A	Ba2/BB	$7,088,722
5,780	9.25%, 11/15/30, Ser. B, (Pre-refunded @ $102, 11/15/10) (b)	Ba3/AAA	6,806,990
1,000	Allegheny Cnty. Industrial Dev. Auth. Rev., 5.60%, 9/1/30	Baa1/BBB+	982,410
500	Cumberland Cnty. Auth., Retirement Community Rev.,
	Messiah Village, 5.625%, 7/1/28, Ser. A	NR/BBB−	469,860
2,575	Delaware Cnty. Auth. College Rev., Neumann College, 5.80%, 10/1/17	NR/BBB	2,680,318
2,000	Harrisburg Auth. Rev., 6.00%, 9/1/36	NR/NR	1,883,360
	Higher Educational Facs. Auth. Rev., Ser. A,
6,200	6.00%, 1/15/31	Aa3/AA−	6,488,052
1,000	LaSalle Univ., 5.00%, 5/1/37	NR/BBB	918,470
	Lancaster Cnty. Hospital Auth. Rev., Ser. A,
750	6.25%, 7/1/26	NR/NR	744,300
85	6.375%, 7/1/30	NR/NR	84,047
			28,146,529
	Puerto Rico–0.8%
135	Commonwealth of Puerto Rico, GO, 5.00%, 7/1/35	Baa3/BBB−	126,070
	Sales Tax Financing Corp. Rev., Ser. A,
32,550	zero coupon, 8/1/54 (AMBAC)	Aaa/AAA	2,293,473
29,200	zero coupon, 8/1/56	A1/A+	1,492,996
			3,912,539
	Rhode Island–4.4%
23,800	Tobacco Settlement Financing Corp. Rev., 6.25%, 6/1/42, Ser. A	Baa3/BBB	23,081,716
	South Carolina–4.6%
	Greenwood Cnty. Hospital Rev., Self Memorial Hospital,
3,500	5.50%, 10/1/21	A2/A	3,585,890
2,000	5.50%, 10/1/26	A2/A	2,028,360
	Jobs Economic Dev. Auth. Rev.,
3,000	Georgetown Memorial Hospital, 5.375%, 2/1/30 (Radian)	NR/AA	2,982,600
450	Lutheran Homes, 5.50%, 5/1/28	NR/NR	387,445
15,600	Tobacco Settlement Rev. Management Auth. Rev.,
	6.375%, 5/15/30, Ser. B	Baa3/BBB	15,372,864
			24,357,159
	Tennessee–0.7%
940	Memphis Health Educational & Housing Fac. Rev.,
	Wesley Housing Corp. Project, 6.95%, 1/1/20 (a)(e)	NR/NR	470,000
3,500	Sumner Cnty. Health Educational & Housing Facs. Board, 5.50%, 11/1/37	NR/NR	3,205,335
			3,675,335

10 PIMCO Municipal Income Funds Annual Report | 4.30.08

PIMCO Municipal Income Fund
Schedule of Investments
April 30, 2008 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Texas–8.8%
$1,750	Austin Convention Enterprises, Inc. Rev.,
	5.75%, 1/1/32, Ser. B, (Pre-refunded @ $100, 1/1/11) (b)	Aaa/NR	$1,870,505
4,000	Austin Rev., 5.25%, 5/15/31, Ser. A & B (FSA)	Aaa/AAA	4,085,120
2,935	Bell Cnty. Health Fac. Dev. Corp. Rev.,
	5.25%, 11/15/19, (Pre-refunded @ $101, 11/15/08) (b)	NR/AAA	3,009,931
10,000	Coppell Independent School Dist., GO, zero coupon, 8/15/29 (PSF-GTD)	Aaa/AAA	3,258,500
	Duncanville Independent School Dist., GO, Ser. B (PSF-GTD),
20	5.25%, 2/15/32	Aaa/AAA	20,507
3,660	5.25%, 2/15/32, (Pre-refunded @ $100, 2/15/12) (b)	Aaa/AAA	3,955,948
	Harris Cnty. Health Facs. Dev. Corp. Rev. (b),
5,000	Christus Health, 5.375%, 7/1/29, Ser. A,
	(Pre-refunded@$101,7/1/09)(MBIA)	Aaa/AAA	5,211,150
7,000	Memorial Hermann Healthcare, 6.375%, 6/1/29,
	(Pre-refunded @ $101, 6/1/11)	A2/A	7,778,330
285	Mansfield Independent School Dist., GO, 5.25%, 2/15/23 (PSF-GTD)	Aaa/AAA	293,125
8,800	North Texas Tollway Auth. Rev., 5.625%, 1/1/33, Ser. A	A2/A−	8,966,672
400	State Public Finance Auth. Rev., 5.875%, 12/1/36, Ser. A	Baa3/BBB−	378,084
19,990	State Turnpike Auth. Central Turnpike System Rev.,
	zero coupon, 8/15/25, Ser. A (AMBAC)	Aaa/AAA	7,736,930
			46,564,802
	Utah–1.5%
7,000	Salt Lake Cnty. Hospital Rev.,
	IHC Health Services, 5.125%, 2/15/33 (AMBAC)	Aaa/AAA	7,339,010
600	Utah Cnty. Lincoln Academy Charter School Rev.,
	GO, 5.875%, 6/15/37, Ser. A (c)	NR/NR	548,310
			7,887,320
	Virginia–0.4%
2,000	Peninsula Town Center Community Dev. Auth. Rev., 6.45%, 9/1/37	NR/NR	1,865,840
	Washington–2.0%
2,000	Health Care Facs. Auth. Rev., Virginia Mason Medical Center,
	6.125%, 8/15/37, Ser. A	Baa2/BBB	1,826,900
5,420	King Cnty. School Dist. No. 1 Seattle,
	GO, 5.25%, 12/1/21, Ser. A (MBIA)	Aaa/AAA	5,628,670
	State Housing Finance Commission Rev., Skyline at First Hill, Ser. A,
275	5.25%, 1/1/17	NR/NR	260,854
3,600	5.625%, 1/1/38	NR/NR	3,039,624
			10,756,048

4.30.08 | PIMCO Municipal Income Funds Annual Report 11

PIMCO Municipal Income Fund
Schedule of Investments
April 30, 2008 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Wisconsin–3.7%
	Badger Tobacco Asset Securitization Corp. Rev.,
$5,000	5.75%, 6/1/12	Baa3/BBB	$5,175,500
9,785	6.00%, 6/1/17	Baa3/BBB	9,854,571
	Health & Educational Facs. Auth. Rev.,
2,250	Divine Savior Healthcare Rev., 5.00%, 5/1/32	NR/BBB	1,905,255
2,230	Kenosha Hospital & Medical Center, 5.625%, 5/15/29	NR/A	2,240,749
550	Milwaukee Redev. Auth. Rev., 5.65%, 8/1/37, Ser. A	NR/NR	483,268
			19,659,343
	Total Municipal Bonds & Notes (cost–$491,321,408)		491,260,762
VARIABLE RATE NOTES (a)(c)(g)–3.8%
	Hawaii–0.3%
1,388	Honolulu City & Cnty. Wastewater System Rev.,
	First Board Resolution, 0.13%, 7/1/23, Ser. 400 (FGIC) (f)	A1/NR	1,470,375
	Illinois–0.6%
2,902	Cook Cnty., GO, 12.40%, 11/15/28, Ser. 458 (FGIC) (f)	Aa2/NR	3,049,570
	New York–1.8%
	New York City Municipal Water Finance Auth.,
	Water & Sewer System Rev. (f),
6,000	9.979%, 6/15/39	Aa2/NR	6,342,720
2,600	11.815%, 6/15/26	NR/AA+	2,793,700
			9,136,420
	Texas–0.8%
3,595	Harris Cnty. Health Facs. Dev. Corp. Rev.,
	16.08%, 7/1/29, Ser. 357 (MBIA) (f)	Aaa/NR	4,354,084
	Washington–0.3%
1,800	Seattle, GO, 14.83%, 12/15/28, Ser. 348 (f)	Aa1/NR	1,978,110
	Total Variable Rate Notes (cost–$17,837,701)		19,988,559
VARIABLE RATE DEMAND NOTES (g)(h)–3.0%
	Massachusetts–0.7%
4,000	Health & Educational Facs. Auth. Rev., Museum, 2.20%, 5/1/08, Ser. A	VMIG1/A-1+	4,000,000
	Missouri–0.8%
4,100	State Health & Educational Facilities Auth. Rev.,
	2.55%, 5/1/08, Ser. C	VMIG1/A-1+	4,100,000

12 PIMCO Municipal Income Funds Annual Report | 4.30.08

PIMCO Municipal Income Fund
Schedule of Investments
April 30, 2008 (concluded)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	New York–1.5%
$8,000	New York City, GO, 1.70%, 5/1/08, Ser. J	VMIG1/A-1+	$8,000,000
	Total Variable Rate Demand Notes (cost–$16,100,000)		16,100,000
	Total Investments before options written (cost–$525,259,109)–100.0%		$527,349,321
Contracts
OPTIONS WRITTEN (i)–(0.0)%
	Put Options–(0.0)%
	U.S. Treasury Notes 10 yr. Futures (CBOT),
276	strike price $114, expires 5/23/08 (premiums received–$225,464)		(73,312)
	Total Investments net of options written (cost–$525,033,645)–100.0%		$527,276,009

See accompanying Notes to Financial Statements | 4.30.08 | PIMCO Municipal Income Funds Annual Report 13

PIMCO California Municipal Income Fund
Schedule of Investments
April 30, 2008

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
CALIFORNIA MUNICIPAL BONDS & NOTES–89.1%
$1,385	Alvord Unified School Dist., GO, 5.375%, 8/1/29, Ser. C (FSA)	Aaa/NR	$1,416,620
	Assoc. of Bay Area Gov’t Finance Auth. Rev.,
1,000	Poway Housing, 5.375%, 11/15/25 (CA Mtg. Ins.)	NR/A+	1,017,560
1,000	Channing House, CP, 5.375%, 2/15/19	NR/BBB	995,470
2,250	Capistrano Unified School Dist., Special Tax,
	5.75%, 9/1/29, (Pre-refunded @ $102, 9/1/09) (b)	NR/NR	2,395,642
5,250	Central JT Powers Health Financing Auth. Rev.,
	CP, 5.75%, 2/1/31, (Pre-refunded @ $101, 2/1/11) (b)	Baa2/AAA	5,706,908
	Contra Costa Cnty. Public Financing Auth., Tax Allocation,
2,150	5.125%, 8/1/19	NR/BBB	2,169,930
350	5.85%, 8/1/33	NR/NR	356,272
4,650	5.85%, 8/1/33, (Pre-refunded @ $100, 8/1/13) (b)	NR/BBB	5,275,750
2,750	CSUCI Financing Auth. Rev.,
	5.00%, 9/1/31, Ser. A, (Pre-refunded @ $100, 9/1/11) (MBIA) (b)	Aaa/AAA	2,955,948
3,635	Cucamonga Cnty. Water Dist. Rev., CP, 5.125%, 9/1/35 (FGIC)	Baa3/A+	3,670,478
	East Side Union High School Dist., Santa Clara Cnty., GO, Ser. E (XLCA),
1,985	zero coupon, 8/1/21	A3/A−	983,766
1,490	zero coupon, 8/1/22	A3/A−	688,052
	El Monte, CP (AMBAC),
10,790	4.75%, 6/1/30	Aaa/AAA	10,487,664
14,425	5.25%, 1/1/34	Aaa/AAA	14,598,388
	Foothill Eastern Corridor Agcy. Toll Road Rev.,
5,000	zero coupon, 1/15/33	Baa3/BBB−	1,003,550
5,000	zero coupon, 1/15/34	Baa3/BBB−	938,000
	Fremont Community Dist., Special Tax,
165	6.00%, 9/1/18	NR/NR	165,979
505	6.00%, 9/1/19	NR/NR	505,399
3,500	6.30%, 9/1/31	NR/NR	3,501,680
	Golden State Tobacco Securitization Corp. Rev.,
5,000	zero coupon, 6/1/37, Ser. A-2	Baa3/BBB	3,002,900
9,000	5.00%, 6/1/33, Ser. A-1	Baa3/BBB	7,636,140
6,000	5.00%, 6/1/38, Ser. A (FGIC) (j)	A2/A	5,902,640
2,000	5.00%, 6/1/35, Ser. A (FGIC) (j)	A2/A	1,957,280
17,500	6.25%, 6/1/33, Ser. A-1	Aaa/AAA	18,983,475
10,155	6.75%, 6/1/39, Ser. A-1, (Pre-refunded @ $100, 6/1/13) (b)	Aaa/AAA	11,752,991
540	7.875%, 6/1/42, Ser. A-3, (Pre-refunded @ $100, 6/1/13) (b)	Aaa/AAA	653,092
	Health Facs. Finance Auth. Rev.,
1,980	5.00%, 7/1/18	A2/A	1,991,524
130	5.00%, 7/1/18, (Pre-refunded @ $101, 7/1/08) (b)	A2/A	131,946
5,315	5.125%, 7/1/18	NR/BBB+	5,254,622
3,000	5.25%, 10/1/14, Ser. B	NR/AAA	3,064,020

14 PIMCO Municipal Income Funds Annual Report | 4.30.08

PIMCO California Municipal Income Fund
Schedule of Investments
April 30, 2008 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
$4,565	Adventist Health System, 5.00%, 3/1/33	NR/A	$4,233,124
	Catholic Healthcare West (b),
875	5.00%, 7/1/28, (Partially pre-refunded @ $101, 7/1/08)	A2/A	848,995
125	5.00%, 7/1/28, (Pre-refunded @ $101, 7/1/08)	A2/A	126,871
6,250	Infrastructure & Economic Dev. Bank Rev., Bay Area Toll Bridges,
	5.00%, 7/1/36, (Pre-refunded @ $100, 1/1/28) (AMBAC) (b)	Aaa/AAA	6,662,938
	La Quinta Redev. Agcy., Tax Allocation (AMBAC),
3,000	5.00%, 9/1/21	Aaa/AAA	3,060,150
10,000	5.10%, 9/1/31	Aaa/AAA	10,003,900
1,000	5.125%, 9/1/32	Aaa/AAA	996,480
1,495	Lincoln Public Financing Auth. Rev.,
	Twelve Bridges Ltd., 6.125%, 9/2/27	NR/NR	1,477,344
	Los Angeles Community Redev. Agcy., Tax Allocation,
520	5.875%, 9/1/26	NR/NR	478,031
325	6.00%, 9/1/31	NR/NR	301,733
5,000	Los Angeles Department of Water & Power Rev.,
	4.75%, 7/1/30, Ser. A-2 (FSA)(j)	Aaa/AAA	4,979,350
3,250	Los Angeles Unified School Dist., GO, 5.125%, 7/1/21, Ser. E, (Pre-refunded @ $100, 7/1/12) (MBIA) (b)	Aaa/AAA	3,535,025
5,820	Montclair Redev. Agcy., Tax Allocation, 5.30%, 10/1/30 (MBIA)	Aaa/AAA	6,013,340
2,900	Municipal Finance Auth. Rev., Biola Univ., 5.875%, 10/1/34	Baa1/NR	2,909,541
195	Murrieta Valley Unified School Dist., Special Tax,
	6.30%, 9/1/18, (Pre-refunded @ $102, 9/1/09) (b)	NR/NR	209,011
6,255	Orange Cnty. Sanitation Dist. Rev., CP,
	5.25%, 2/1/30, (Pre-refunded @ $100, 8/1/13) (FGIC) (b)	Aa3/AA	6,948,304
1,080	Palm Springs Community Redev. Agcy., Tax Allocation, 5.50%, 8/1/21	NR/A	1,127,650
1,690	Rancho Etiwanda Public Facs., Special Tax,
	6.375%, 9/1/24, (Pre-refunded @ $102, 3/1/10) (b)	NR/NR	1,842,320
	Rancho Mirage Redev. Agcy., Tax Allocation,
1,190	5.50%, 4/1/24	Baa1/BBB+	1,211,658
1,580	5.625%, 4/1/33	Baa1/BBB+	1,600,587
8,305	Riverside Cnty., CP, 5.125%, 11/1/30 (MBIA)	Aaa/AAA	8,490,119
	Riverside, Improvement Board Act 1915, Special Assessment,
500	6.15%, 9/2/19	NR/NR	508,660
1,350	6.375%, 9/2/26	NR/NR	1,374,030
575	Roseville, Woodcreek Community Facs. Dist., Special Tax,
	6.375%, 9/1/27, (Pre-refunded @ $102, 9/1/10) (b)	NR/NR	635,795
2,000	Sacramento Health Fac. Rev., 5.30%, 1/1/24, Ser. A (CA Mtg. Ins.)	NR/A+	2,028,140
	Sacramento, Special Tax,
2,945	5.70%, 9/1/23	NR/NR	2,903,358
655	6.10%, 9/1/21	NR/NR	655,360
1,240	6.15%, 9/1/26	NR/NR	1,230,725

4.30.08 | PIMCO Municipal Income Funds Annual Report 15

PIMCO California Municipal Income Fund
Schedule of Investments
April 30, 2008 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
$1,000	San Diego Cnty. Water Auth. Rev., CP, 5.00%, 5/1/32, Ser. A (MBIA)	Aaa/AAA	$1,015,860
545	San Diego Cnty., CP, 5.25%, 10/1/28	A2/NR	546,150
	San Francisco Bay Area Transit Financing Auth. Rev. (AMBAC),
880	5.125%, 7/1/36	Aaa/AAA	890,023
2,450	5.125%, 7/1/36, (Pre-refunded @ $100, 7/1/11) (b)	Aaa/AAA	2,637,719
720	San Francisco City & Cnty. Redev. Agcy. Rev.,
	Special Tax, 6.125%, 8/1/31	NR/NR	697,990
5,065	San Joaquin Cnty., CP, 5.00%, 9/1/20 (MBIA)	Aaa/AAA	5,123,298
	San Joaquin Hills Transportation Corridor Agcy. Toll Road Rev., Ser. A,
5,000	5.50%, 1/15/28	Ba2/BB−	4,604,600
5,000	5.70%, 1/15/19	Ba2/BB−	5,024,250
5,000	San Jose Unified School Dist., Santa Clara Cnty., GO,
	5.125%, 8/1/25, Ser. D, (Pre-refunded @ $101, 8/1/10) (FSA) (b)	Aaa/AAA	5,357,250
230	San Jose, Improvement Board Act 1915,
	Special Assessment, 5.60%, 9/2/17, Ser. Q	NR/NR	229,568
	San Juan Unified School Dist., GO (FSA),
9,445	zero coupon, 8/1/22	Aaa/AAA	4,773,786
10,895	zero coupon, 8/1/25	Aaa/AAA	4,619,262
6,110	zero coupon, 8/1/26	Aaa/AAA	2,442,900
600	Santa Ana Financing Auth. Rev., 5.60%, 9/1/19	NR/BBB	614,094
1,815	Santa Clara, CP, 5.00%, 2/1/32 (AMBAC)	Aaa/AAA	1,833,912
	State, GO,
14,200	5.00%, 6/1/37	A1/A+	14,134,680
8,700	5.00%, 11/1/37, Ser. 2670 (j)	A1/A+	8,660,067
3,300	5.00%, 12/1/37	A1/A+	3,284,721
900	Statewide Community Dev. Auth. Rev.,
	Baptist Univ., 5.50%, 11/1/38, Ser. A	NR/NR	839,736
8,000	Catholic West, CP, 6.50%, 7/1/20, (Pre-refunded @ $101, 7/1/10) (b)	A2/NR	8,762,918
5,420	Gillispie School, 6.625%, 10/1/31	NR/NR	5,229,433
15,250	Henry Mayo Newhall Memorial Hospital, 5.125%, 10/1/30 (CA Mtg. Ins.)	NR/A+	15,254,422
8,000	Internext Group, CP, 5.375%, 4/1/30	NR/BBB	7,274,560
3,000	Jewish Home, 5.50%, 11/15/33 (CA St. Mtg.)	NR/A+	3,064,350
1,000	Kaiser Permanente, 5.25%, 3/1/45, Ser. B	NR/A+	985,490
2,445	St. Marks School, 6.75%, 6/1/28 (a)	NR/NR	2,498,741
4,000	Sutter Health, 5.50%, 8/15/34, Ser. B	Aa3/AA−	4,062,000
4,165	Tehiy Day School, 6.625%, 11/1/31	NR/NR	3,931,385
910	Windrush School, 5.50%, 7/1/37	NR/NR	800,172
8,000	Tobacco Securitization Agcy. Rev., Los Angeles Cnty.,
	zero coupon, 6/1/28	Baa3/NR	6,210,800

16 PIMCO Municipal Income Funds Annual Report | 4.30.08

PIMCO California Municipal Income Fund
Schedule of Investments
April 30, 2008 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Tobacco Securitization Auth. Rev., Ser. A, (Pre-refunded @ $100, 6/1/11) (b)
$1,500	5.25%, 6/1/31	Aaa/AAA	$1,615,230
9,300	5.375%, 6/1/41	Aaa/AAA	10,048,557
1,650	Town of Apple Valley Rev., CP, 5.375%, 6/1/21 (CA Mtg. Ins.)	NR/A+	1,741,311
2,000	Turlock, Emanuel Medical Center Rev., CP, 5.50%, 10/15/37, Ser. B	NR/BBB+	1,796,640
	Tustin Unified School Dist., Special Tax,
2,345	5.50%, 9/1/22	NR/NR	2,150,834
2,520	5.60%, 9/1/29	NR/NR	2,264,044
2,000	5.625%, 9/1/32	NR/NR	1,794,100
	Univ. Rev.,
8,000	4.75%, 5/15/35, Ser. 1119 (FSA)(j)	Aaa/AAA	7,903,840
10,000	5.00%, 5/15/36, Ser. A (AMBAC)	Aaa/AAA	10,097,100
3,750	West Kern Cnty. Water Dist., CP,
	5.625%, 6/1/31, (Pre-refunded @ $101, 6/1/10) (b)	Baa2/NR	4,031,062
	Total California Municipal Bonds & Notes (cost–$352,970,157)		364,403,080
OTHER MUNICIPAL BONDS & NOTES–7.4%
	Illinois–1.4%
	Educational Facs. Auth. Rev., Univ. of Chicago,
5,260	5.00%, 7/1/33	Aa1/AA	5,328,801
240	5.00%, 7/1/33, (Pre-refunded @ $100, 7/1/13) (b)	Aa1/AA	262,161
			5,590,962
	Iowa–1.9%
8,700	Tobacco Settlement Auth. Rev., 5.60%, 6/1/34, Ser. B	Baa3/BBB	7,899,774
	Louisiana–0.4%
1,750	Tobacco Settlement Financing Corp. Rev., 5.875%, 5/15/39, Ser. 2001-B	Baa3/BBB	1,632,278
	New Jersey–1.7%
	Tobacco Settlement Financing Corp. Rev.,
1,685	6.00%, 6/1/37, (Pre-refunded @ $100, 6/1/12) (b)	Aaa/AAA	1,872,591
2,210	6.125%, 6/1/42, (Pre-refunded @ $100, 6/1/12) (b)	Aaa/AAA	2,466,537
2,315	6.375%, 6/1/32	Aaa/AAA	2,607,083
			6,946,211
	Puerto Rico–1.5%
	Electric Power Auth. Power Rev. (b),
990	5.125%, 7/1/29, Ser. HH, (Pre-refunded @ $101, 7/1/10)	A3/AAA	1,089,762
260	5.125%, 7/1/29, Ser. NN, (Pre-refunded @ $100, 7/1/13)	A3/BBB+	285,548
	Sales Tax Financing Corp. Rev., Ser. A,
19,200	zero coupon, 8/1/47 (AMBAC)	Aaa/AAA	2,021,376
24,000	zero coupon, 8/1/54 (AMBAC)	Aaa/AAA	1,691,040
21,600	zero coupon, 8/1/56	A1/A+	1,104,408
			6,192,134

4.30.08 | PIMCO Municipal Income Funds Annual Report 17

PIMCO California Municipal Income Fund
Schedule of Investments
April 30, 2008 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Rhode Island–0.4%
$1,500	Tobacco Settlement Financing Corp. Rev., 6.125%, 6/1/32, Ser. A	Baa3/BBB	$1,449,600
	South Carolina–0.1%
340	Tobacco Settlement Rev. Management Auth. Rev.,
	6.375%, 5/15/30, Ser. B	Baa3/BBB	335,050
	Total Other Municipal Bonds & Notes (cost–$30,662,688)		30,046,009
CALIFORNIA VARIABLE RATE NOTES (a)(f)(g)–1.3%
4,001	Los Angeles Wastewater System Rev.,
	14.32%, 6/1/28, Ser. 318 (FGIC) (c)	Aa3/NR	4,247,861
1,000	Sacramento Cnty. Sanitation Dist. Rev.,
	15.024%, 8/1/13, Ser. 1034 (MBIA)	NR/AAA	1,087,700
	Total California Variable Rate Notes (cost–$4,871,737)		5,335,561
OTHER VARIABLE RATE NOTES (a)(c)(f)(g)–1.0%
	Illinois–1.0%
4,000	Chicago Water Supply System Rev.,
	11.744%, 5/1/14, Ser. 1419 (AMBAC) (cost–$4,355,484)	NR/AAA	4,248,200
CALIFORNIA VARIABLE RATE DEMAND NOTES (h)–1.2%
5,000	State, GO, 2.50%, 5/1/08, Ser. B (cost–$5,000,000)	VMIG1/A-1+	5,000,000
	Total Investments before options written (cost–$397,860,066)–100.0%		409,032,850
Contracts
OPTIONS WRITTEN (i)–(0.0)%
	Put Options–(0.0)%
	U.S. Treasury Notes 10 yr. Futures (CBOT),
208	strike price $114, expires 5/23/08 (premiums received– $169,915)		(55,250)
	Total Investments net of options written (cost–$397,030,151)–100.0%		$408,977,600

18 PIMCO Municipal Income Funds Annual Report | 4.30.08 | See accompanying Notes to Financial Statements

PIMCO New York Municipal Income Fund
Schedule of Investments
April 30, 2008

Principal Amount (000)		Credit Ratings (Moody’s/S&P)*	Value
NEW YORK MUNICIPAL BONDS & NOTES–81.7%
$3,265	Albany Industrial Dev. Agcy. Civic Fac. Rev., 5.30%, 4/1/29, Ser. A	Baa3/NR	$3,216,156
1,600	Erie Cnty. Industrial Dev. Agcy., Orchard Park Rev., 6.00%, 11/15/36	NR/NR	1,426,832
	Liberty Dev. Corp. Rev.,
11,290	5.25%, 10/1/35 (j)	Aa3/AA−	11,673,747
1,150	Goldman Sachs Headquarters, 5.50%, 10/1/37	Aa3/AA−	1,230,615
1,000	Long Island Power Auth. Electric System Rev.,
	5.375%, 5/1/33, Ser. L, (Pre-refunded @ $100, 5/1/11) (a)(b)	Aaa/AAA	1,078,400
	Metropolitan Transportation Auth. Rev., Ser. A,
6,040	5.00%, 7/1/25 (FGIC)	A1/AA−	6,152,948
8,150	5.00%, 7/1/30 (AMBAC)	Aaa/AAA	8,234,678
1,375	5.125%, 1/1/29	A1/AA−	1,396,216
1,500	Monroe Tobacco Asset Securitization Corp. Rev.,
	6.375%, 6/1/35, (Pre-refunded @ $101, 6/1/10) (b)	Aaa/AAA	1,633,440
1,600	Nassau Cnty. Industrial Dev. Agcy. Rev.,
	Amsterdam at Harborside, 6.70%, 1/1/43, Ser. A	NR/NR	1,579,232
	New York City, GO, Ser. J,
2,595	5.125%, 5/15/29 (MBIA)	Aaa/AAA	2,631,589
1,205	5.125%, 5/15/29, (Pre-refunded @ $101, 5/15/09) (MBIA) (b)	Aaa/AAA	1,258,080
5	5.25%, 6/1/28	Aa3/AA	5,141
	New York City Industrial Dev. Agcy. Rev.,
1,000	Liberty Interactive Corp., 5.00%, 9/1/35	Baa3/BB	873,640
1,820	Vaughn College Aeronautics, 5.25%, 12/1/36, Ser. B	NR/BB+	1,493,656
	New York City Municipal Water Finance Auth., Water & Sewer System Rev.,
7,605	4.75%, 6/15/31, Ser. A (FGIC)	Aa2/AA+	7,499,595
5,000	5.125%, 6/15/33, Ser. C	Aa2/AA+	5,087,700
5,000	5.25%, 6/15/25, Ser. D	Aa2/AA+	5,173,200
	New York City Transitional Finance Auth. Rev.,
1,650	4.75%, 11/15/23	Aa1/AAA	1,661,698
200	4.75%, 11/15/23, (Pre-refunded @ $101, 5/15/08) (b)	Aa1/AAA	202,164
	New York Cntys. Tobacco Trust II Rev.,
8,000	5.625%, 6/1/35	Ba1/BBB	7,950,080
13,130	5.75%, 6/1/43	Ba1/BBB	13,011,961
1,000	Niagara Falls Public Water Auth.,
	Water & Sewer System Rev., 5.00%, 7/15/34, Ser. A (MBIA)	Aaa/AAA	1,019,620
	Port Auth. of New York & New Jersey Rev., Ser. 132,
3,000	5.00%, 9/1/29	Aa3/AA−	3,069,960
4,300	5.00%, 9/1/38	Aa3/AA−	4,365,532
4,515	Sachem Central School Dist. of Holbrook, GO,
	5.00%, 10/15/30, Ser. B (MBIA)	Aaa/AAA	4,965,416

4.30.08 | PIMCO Municipal Income Funds Annual Report 19

PIMCO New York Municipal Income Fund
Schedule of Investments
April 30, 2008 (continued)

Principal Amount (000)		Credit Ratings (Moody’s/S&P)*	Value
	State Dormitory Auth. Rev.,
	Augustana Lutheran Home for the Aged, Inc. (MBIA-FHA),
$100	5.40%, 2/1/31	Aaa/AAA	$103,838
1,435	5.50%, 2/1/41	Aaa/AAA	1,488,081
1,500	Hospital Center, 5.00%, 7/1/26, Ser. A	Ba2/BB	1,366,260
3,850	Lenox Hill Hospital, 5.50%, 7/1/30	Ba2/NR	3,597,555
	Mental Health Services Facs. Improvement, Ser. D (MBIA) (b),
15	4.75%, 2/15/25, (Pre-refunded @ $100, 8/15/08)	Aaa/AAA	15,124
5	4.75%, 2/15/25, (Pre-refunded @ $101, 8/15/08)	Aaa/AAA	5,041
1,825	Mount Sinai Health, 6.50%, 7/1/25, Ser. A	Baa1/NR	1,868,034
7,000	NY & Presbyterian Hospital, 4.75%, 8/1/27 (AMBAC-FHA)	Aaa/AAA	7,034,300
1,045	NY State Univ., GO,
	4.75%, 5/15/28, Ser. B, (Pre-refunded @ $101, 5/15/08) (FSA-CR) (b)	Aaa/AAA	1,056,307
445	NY Univ., 5.50%, 7/1/21, Ser. 2 (AMBAC)	Aaa/AAA	470,530
2,900	Orange Regional Medical Center, 6.25%, 12/1/37 (d)	Ba1/NR	2,900,261
4,000	Sloan-Kettering Center Memorial, 5.00%, 7/1/34, Ser. 1	Aa2/AA	4,045,000
1,275	Winthrop Univ. Hospital Assoc., 5.25%, 7/1/31, Ser. A (AMBAC)	Aaa/AAA	1,305,944
3,975	State Urban Dev. Corp. Rev., Correctional Facs.,
	4.75%, 1/1/28, Ser. B, (Pre-refunded @ $101, 1/1/09) (AMBAC) (b)	Aaa/AAA	4,091,587
	Triborough Bridge & Tunnel Auth. Rev., Ser. A,
1,500	5.00%, 1/1/27	Aa2/AA−	1,525,950
755	5.00%, 1/1/32	Aa2/AA−	764,000
1,225	Ulster Cnty. Industrial Dev. Agcy. Rev., 6.00%, 9/15/37, Ser. A	NR/NR	1,125,628
2,945	Warren & Washington Cntys. Industrial Dev. Agcy. Rev.,
	Glens Falls Hospital, 5.00%, 12/1/27, Ser. C (FSA)	Aaa/AAA	3,049,047
	Total New York Municipal Bonds & Notes (cost–$130,274,503)		133,703,783
OTHER MUNICIPAL BONDS & NOTES–10.3%
	California–0.9%
2,000	Tobacco Securitization Agcy. Rev.,
	Los Angeles Cnty., zero coupon, 6/1/28	Baa3/NR	1,552,700
	Illinois–2.4%
3,825	Educational Facs. Auth. Rev., Univ. of Chicago, 5.00%, 7/1/33	Aa1/AA	3,875,031
	Louisiana–0.4%
750	Tobacco Settlement Financing Corp. Rev., 5.875%, 5/15/39, Ser. 2001-B	Baa3/BBB	699,548
	Nevada–3.3%
5,500	Truckee Meadows Water Auth. Rev., 4.75%, 7/1/31, Ser. A (MBIA)	Aaa/AAA	5,431,195

20 PIMCO Municipal Income Funds Annual Report | 4.30.08

PIMCO New York Municipal Income Fund
Schedule of Investments
April 30, 2008 (continued)

Principal Amount (000)		Credit Ratings (Moody’s/S&P)*	Value
	Puerto Rico–3.3%
$3,100	Aqueduct & Sewer Auth. Rev., 6.00%, 7/1/38, Ser. A	Baa3/BBB−	$3,219,102
1,500	Commonwealth Highway & Transportation Auth. Rev.,
	5.25%, 7/1/38, Ser. D, (Pre-refunded @ $100, 7/1/12) (b)	Baa3/AAA	1,614,465
	Electric Power Auth. Power Rev. Ser. NN, (b),
395	5.125%, 7/1/29, (Pre-refunded @ $101, 7/1/13)	A3/AAA	434,804
105	5.125%, 7/1/29, (Pre-refunded @ $100, 7/1/13)	A3/BBB+	115,317
			5,383,688
	Total Other Municipal Bonds & Notes (cost–$16,699,020)		16,942,162
NEW YORK VARIABLE RATE NOTES (a)(c)(f)(g)–1.4%
2,172	New York City Transitional Finance Auth. Rev.,
	12.73%, 11/1/23, Ser. 362 (cost–$1,974,932)	Aa1/NR	2,278,648
OTHER VARIABLE RATE NOTES (g)–0.8%
	Puerto Rico–0.8%
1,300	Public Finance Corp. Rev., 5.75%, 8/1/27, Ser. A (cost–$1,356,382)	Ba1/BBB−	1,345,747
NEW YORK VARIABLE RATE DEMAND NOTES (g)(h)–5.8%
3,400	New York City, GO, 2.35%, 5/1/08, Ser. J	VMIG1/A-1+	3,400,000
6,100	New York City Transitional Finance Auth. Rev., 2.40%, 5/1/08, Ser. C	VMIG1/A-1+	6,100,000
	Total Variable Rate Demand Notes (cost–$9,500,000)		9,500,000
	Total Investments before options written (cost–$159,804,837)–100.0%		163,770,340
OPTIONS WRITTEN (i)–(0.0)%
	Put Options–(0.0)%
	U.S. Treasury Notes 10 yr. Futures (CBOT),
82	strike price $114, expires 5/23/08 (premiums received–$66,986)		(21,781)
	Total Investments net of options written (cost–$159,737,851)–100.0%		$163,748,559

See accompanying Notes to Financial Statements | 4.30.08 | PIMCO Municipal Income Funds Annual Report 21

PIMCO Municipal Income Funds
Schedule of Investments
April 30, 2008 (concluded)

Notes to Schedule of Investments:

*	Unaudited

(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $20,458,559, representing 3.88% of total investments in Municipal Income. Securities with an aggregate value of $12,082,502, representing 2.95% of total investments in California Municipal Income. Securities with an aggregated value of $3,357,048, representing 2.05% of total investments in New York Municipal Income.

(b)	Pre-refunded bonds are collateralized by U.S. Government or other eligible securities which are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date (payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate).

(c)	144A Security–Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d)	When-issued. To be settled after April 30, 2008.

(e)	Security in default.

(f)	Inverse Floater–The interest rate shown bears an inverse relationship to the interest rate on another security or the value of an index.

(g)	Variable Rate Notes–Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on April 30, 2008.

(h)	Maturity date shown is date of next put.

(i)	Non-income producing.

(j)	Residual Interest Bonds held in Trust–Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Funds acquired the residual interest certificates. These securities serve as collateral in a financing transaction.

Glossary:

ACA–insured by American Capital Access Holding Ltd.

AMBAC–insured by American Municipal Bond Assurance Corp.

CA Mtg. Ins.–insured by California Mortgage Insurance

CA St. Mtg.–insured by California State Mortgage

CBOT–Chicago Board of Trade

CP–Certificates of Participation

CR–Custodian Receipt

FGIC–insured by Financial Guaranty Insurance Co.

FHA–insured by Federal Housing Administration

FSA–insured by Financial Security Assurance, Inc.

GO–General Obligation Bond

GTD–Guaranteed

MBIA–insured by Municipal Bond Investors Assurance

NR–Not Rated

PSF–Public School Fund

Radian–insured by Radian Guaranty, Inc.

XLCA–insured by XL Capital Assurance

22 PIMCO Municipal Income Funds Annual Report | 4.30.08 | See accompanying Notes to Financial Statements

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4.30.08 | PIMCO Municipal Income Funds Annual Report 23

PIMCO Municipal Income Funds
Statements of Assets and Liabilities
April 30, 2008

	Municipal	California Municipal	New York Municipal
Assets:
Investments, at value (cost–$525,259,109, $397,860,066 and $159,804,837, respectively)	$527,349,321	$409,032,850	$163,770,340
Cash	2,513,232	1,046,743	1,355,258
Receivable for investments sold	53,578,756	—	1,660,724
Interest receivable	10,698,092	6,589,781	2,558,283
Deposits with brokers for futures contracts collateral	6,610,000	4,630,100	2,145,000
Prepaid expenses and other assets	36,828	698,854	492,866
Total Assets	600,786,229	421,998,328	171,982,471
Liabilities:
Payable for investments purchased	33,432,470	—	2,861,343
Payable for floating rate notes	23,815,053	23,114,828	9,596,508
Proceeds payable from retirement of floating rate notes	18,778,188
Dividends payable to common and preferred shareholders	2,089,477	1,453,369	436,050
Payable for variation margin on futures contracts	538,278	260,156	222,656
Interest payable	388,616	214,703	12,666
Investment management fees payable	234,933	178,634	71,428
Options written, at value (premiums received–$225,464, $169,915, and $66,986)	73,312	55,250	21,781
Accrued expenses and other payables	167,971	108,425	69,139
Total Liabilities	79,518,298	25,385,365	13,291,571
Preferred shares ($25,000 net asset and liquidation value per share applicable to an aggregate of 8,000, 6,000 and 2,520 shares issued and outstanding, respectively)	200,000,000	150,000,000	63,000,000
Net Assets Applicable to Common Shareholders	$321,267,931	$246,612,963	$95,690,900
Composition of Net Assets Applicable to Common Shareholders:
Common Stock (no par value):
Paid-in-capital	$352,531,352	$257,157,456	$106,238,516
Dividends in excess of net investment income	(890,326)	(390,187)	(436,049)
Accumulated net realized loss on investments	(32,924,562)	(21,631,982)	(14,088,083)
Net unrealized appreciation of investments, futures contracts and options written	2,551,467	11,477,676	3,976,516
Net Assets Applicable to Common Shareholders	$321,267,931	$246,612,963	$95,690,900
Common Shares Outstanding	24,787,319	18,100,911	7,534,173
Net Asset Value Per Common Share	$12.96	$13.62	$12.70

24 PIMCO Municipal Income Funds Annual Report | 4.30.08 | See accompanying Notes to Financial Statements

PIMCO Municipal Income Funds
Statements of Operations
For the year ended April 30, 2008

	Municipal	California Municipal	New York Municipal
Investment Income:
Interest	$32,712,657	$22,966,705	$9,233,660
Expenses:
Investment management fees	3,520,254	2,638,767	1,047,600
Interest expense	1,044,255	662,851	667,749
Auction agent fees and commissions	519,180	387,063	162,089
Custodian and accounting agent fees	374,377	122,858	85,517
Shareholder communications	83,964	52,852	43,068
Audit and tax services	61,102	65,495	47,500
Transfer agent fees	37,436	34,145	32,836
Trustees’ fees and expenses	35,860	25,220	12,656
New York Stock Exchange listing fees	20,885	20,669	20,512
Legal fees	15,970	15,815	9,648
Insurance expense	10,231	7,689	3,501
Miscellaneous	13,740	9,842	10,010
Total expenses	5,737,254	4,043,266	2,142,686
Less: investment management fees waived	(588,264)	(440,418)	(174,867)
custody credits earned on cash balances	(17,985)	(17,423)	(9,401)
Net expenses	5,131,005	3,585,425	1,958,418
Net Investment Income	27,581,652	19,381,280	7,275,242
Realized and Change In Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	860,365	2,764,496	836,732
Futures contracts	(7,165,797)	(3,139,138)	(1,047,997)
Options written	790,746	596,165	235,982
Net change in unrealized appreciation/depreciation of: Investments	(38,461,585)	(20,346,832)	(7,885,859)
Futures contracts	478,974	341,812	149,082
Options written	152,152	114,665	45,205
Net realized and change in unrealized loss on investments, futures contracts and options written	(43,345,145)	(19,668,832)	(7,666,855)
Net Decrease in Net Assets Resulting from Investment Operations	(15,763,493)	(287,552)	(391,613)
Dividends on Preferred Shares from Net Investment Income	(7,111,992)	(5,026,208)	(2,245,279)
Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$(22,875,485)	$(5,313,760)	$(2,636,892)

See accompanying Notes to Financial Statements | 4.30.08 | PIMCO Municipal Income Funds Annual Report 25

PIMCO Municipal Income Funds
Statements of Changes in Net Assets
Applicable to Common Shareholders

	Municipal
	Year ended April 30, 2008	Year ended April 30, 2007
Investment Operations:
Net investment income	$27,581,652	$26,280,189
Net realized gain (loss) on investments, futures contracts and options written	(5,514,686)	(770,521)
Net change in unrealized appreciation/depreciation of investments, futures contracts and options written	(37,830,459)	12,701,370
Net increase (decrease) in net assets resulting from investment operations	(15,763,493)	38,211,038
Dividends on Preferred Shares from Net Investment Income	(7,111,992)	(6,842,737)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(22,875,485)	31,368,301
Dividends on Common Shareholders from Net Investment Income	(24,103,636)	(23,952,391)
Capital Share Transactions:
Reinvestment of dividends	2,263,389	2,690,939
Total increase (decrease) in net assets applicable to common shareholders	(44,715,732)	10,106,849
Net Assets Applicable to Common Shareholders:
Beginning of year	365,983,663	355,876,814
End of year (including undistributed (dividends in excess of) net investment income of $(890,326) and $2,631,488; $(390,187) and $1,920,741; $(436,049) and $(464,828); respectively)	$321,267,931	$365,983,663
Common Shares Issued in Reinvestment of Dividends	148,191	166,027

26 PIMCO Municipal Income Funds Annual Report | 4.30.08 | See accompanying Notes to Financial Statements

California Municipal		New York Municipal
Year ended April 30, 2008	Year ended April 30, 2007	Year ended April 30, 2008	Year ended April 30, 2007

$19,381,280	$19,801,729	$7,275,242	$7,223,788

221,523	190,454	24,717	242,222
(19,890,355)	7,711,078	(7,691,572)	2,489,355

(287,552)	27,703,261	(391,613)	9,955,365
(5,026,208)	(4,720,601)	(2,245,279)	(2,099,830)
(5,313,760)	22,982,660	(2,636,892)	7,855,535
(16,681,528)	(16,589,531)	(5,143,675)	(5,893,650)

1,547,398	1,540,300	436,455	705,924
(20,447,890)	7,933,429	(7,344,112)	2,667,809

267,060,853	259,127,424	103,035,012	100,367,203
$246,612,963	$267,060,853	$95,690,900	$103,035,012
102,530	97,824	33,359	48,810

See accompanying Notes to Financial Statements | 4.30.08 | PIMCO Municipal Income Funds Annual Report 27

PIMCO New York Muncipal Income Fund
Statement of Cash Flows
For the year ended April 30, 2008

Cash Flows provided by Operating Activities:
Purchases of long-term investments	$(21,821,669)
Proceeds from sales of long-term investments	44,730,262
Increase in deposits with brokers for futures collateral	(2,145,000)
Interest received	8,479,263
Operating expenses paid	(1,320,505)
Net cash provided by options written	302,968
Net cash used for futures transactions	(688,240)
Net increase in short-term investments	(9,323,245)
Net cash provided by operating activities	18,213,834
Cash Flows from Financing Activities: Cash dividends paid (excluding reinvestment of dividends $436,455)	(6,981,278)
Payments to retire floating rate notes	(9,979,957)
Net cash used for financing activities*	(16,961,235)
Net increase in cash	1,252,599
Cash at beginning of year	102,659
Cash at end of year	1,355,258
Reconciliation of Net Decrease in Net Assets Resulting from Investment Operations to Net Cash Provided by Operating Activities:
Net decrease in net assets resulting from investment operations	(391,613)
Decrease in interest receivable	108,701
Increase in receivable for investments sold	(1,660,724)
Increase in payable for investments purchased	2,861,343
Increase in deposits with brokers for futures collateral	(2,145,000)
Increase in premium of options written	66,986
Increase in prepaid expenses and other assets	(2,648)
Increase in investment management fees payable	3,304
Increase in variation margin payable on futures contracts	199,875
Decrease in variation margin receivable on futures contracts	10,800
Decrease in unrealized appreciation on options written	(45,205)
Decrease in accrued expenses	(30,492)
Net decrease in investments	19,238,507
Net cash provided by operating activities	$18,213,834

*	Supplemental Disclosure Non-cash financing activity not included consists of interest expense on floating rate notes issued of $667,749.

28 PIMCO Municipal Income Funds Annual Report | 4.30.08 | See accompanying Notes to Financial Statements

PIMCO Municipal Income Funds
Notes to Financial Statements
April 30, 2008

1. Organization and Significant Accounting Policies

PIMCO Municipal Income Fund (‘‘Municipal’’), PIMCO California Municipal Income Fund (‘‘California Municipal’’) and PIMCO New York Municipal Income Fund (‘‘New York Municipal’’), collectively referred to as the ‘‘Funds’’ or ‘‘PIMCO Municipal Income Funds’’, were organized as Massachusetts business trusts on May 10, 2001. Prior to commencing operations on June 29, 2001, the Funds had no operations other than matters relating to their organization and registration as non-diversified, closed-end management investment companies registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the ‘‘Investment Manager’’), serves as the investment manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (‘‘Allianz Global’’). Allianz Global is an indirect majority-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Funds have an unlimited amount of no par value common stock authorized.

Under normal market conditions, Municipal invests substantially all of its assets in a portfolio of municipal bonds, the interest from which is exempt from federal income taxes. Under normal market conditions, California Municipal invests substantially all of its assets in municipal bonds which pay interest that is exempt from federal and California state income taxes. Under normal market conditions, New York Municipal invests substantially all of its assets in municipal bonds which pay interest that is exempt from federal, New York State and New York City income taxes. The Funds will seek to avoid bonds generating interest income which could potentially subject individuals to alternative minimum tax. The issuers’ abilities to meet their obligations may be affected by economic and political and other developments in a specific state or region.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds based upon events that have not occured. However, the Funds expect the risk of any loss to be remote.

In July 2006, the Financial Accounting Standards Board issued interpretation No. 48, ‘‘Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109’’ (the ‘‘Interpretation’’). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Fund management has determined that its evaluation of the Interpretation has resulted in no material impact to the Funds’ financial statements at April 30, 2008. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (‘‘SFAS’’) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Funds are in the process of reviewing SFAS 157 against their current valuation policies to determine future applicability.

In March 2008, the Financial Accounting Standards board issued Statement of Financial Accounting Standards No. 161, ‘‘Disclosures about Derivative Instruments and Hedging Activities’’ (‘‘SFAS 161’’). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. The Funds’ Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security are fair-valued, in good faith, pursuant to guidelines established by the Board of Trustees or persons acting at their discretion pursuant to guidelines established by the Board of Trustees. The Funds’ investments are valued daily using prices supplied by an independent

4.30.08 | PIMCO Municipal Income Funds Annual Report 29

PIMCO Municipal Income Funds
Notes to Financial Statements
April 30, 2008

1. Organization and Significant Accounting Policies (continued)

pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the last quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options and futures are valued at the settlement price determined by the relevant exchange. Securities purchased on a when-issued basis are marked to market daily until settlement at the forward settlement date. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the financial statements. Each Fund’s net asset value is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (‘‘NYSE’’) on each day the NYSE is open for business.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date.

(c) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

(d) Dividends and Distributions — Common Stock

The Funds declare dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. The Funds record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These ‘‘book-tax’’ differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in capital.

(e) Futures Contracts

A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities equal to the minimum ‘‘initial margin’’ requirements of the relevant exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as ‘‘variation margin’’ and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

(f) Option Transactions

The Funds may purchase and write (sell) put and call options on securities for hedging purposes, risk management purposes or as part of their investment strategies. The risk associated with purchasing an option is that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are

30 PIMCO Municipal Income Funds Annual Report | 4.30.08

PIMCO Municipal Income Funds
Notes to Financial Statements
April 30, 2008

1. Organization and Significant Accounting Policies (continued)

accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options is decreased by the premiums paid. When an option is written, the premium received is recorded as an asset with an equal liability which is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written by the Funds is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written by the Funds is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from the current market value.

(g) Inverse Floating Rate Transactions — Residual Interest Municipal Bonds (‘‘RIBs’’) / Residual Interest Tax Exempt Bonds (‘‘RITEs’’)

The Funds invest in RIBs and RITEs (‘‘Inverse Floaters’’) whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. In inverse floating rate transactions, the Funds sell a fixed rate municipal bond (‘‘Fixed Rate Bond’’) to a broker who places the Fixed Rate Bond in a special purpose trust (‘‘Trust’’) from which floating rate bonds (‘‘Floating Rate Notes’’) and Inverse Floaters are issued. The Funds simultaneously or within a short period of time purchase the Inverse Floaters from the broker. The Inverse Floaters held by the Funds provide the Funds with the right to: (1) cause the holders of the Floating Rate Notes to tender their notes at par, and (2) cause the broker to transfer the Fixed-Rate Bond held by the Trust to the Funds, thereby collapsing the Trust. Pursuant to Statement of Financial Accounting Standards No. 140 (‘‘FASB Statement No. 140’’), the Funds account for the transaction described above as a secured borrowing by including the Fixed-Rate Bond in their Schedules of Investments, and account for the Floating Rate Notes as a liability under the caption ‘‘Payable for floating rate notes’’ in the Funds’ Statements of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date.

The Funds may also invest in Inverse Floaters without transferring a fixed rate municipal bond into a special purpose trust, which are not accounted for as secured borrowings.

The Inverse Floaters are created by dividing the income stream provided by the underlying bonds to create two securities, one short-term and one long-term. The interest rate on the short-term component is reset by an index or auction process typically every 7 to 35 days. After income is paid on the short-term securities at current rates, the residual income from the underlying bond(s) goes to the long-term securities. Therefore, rising short-term rates result in lower income for the long-term component and visa versa. The longer-term bonds may be more volatile and less liquid than other municipal bonds of comparable maturity. Investments in Inverse Floaters typically will involve greater risk than an investment in Fixed Rate Bonds. The Funds may also invest in Inverse Floaters for the purpose of increasing leverage.

The Funds’ restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes pursuant to FASB Statement No. 140. Inverse Floaters held by the Funds are exempt from registration under Rule 144A of the Securities Act of 1933.

(h) When-Issued/Delayed-Delivery Transactions

The Funds may purchase or sell securities on a when-issued or delayed-delivery basis. The transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Funds will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining its net asset value. The Funds may dispose of or renegotiate a delayed−delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security on a delayed-delivery basis is sold, the Funds do not participate in future gains and losses with respect to the security.

4.30.08 | PIMCO Municipal Income Funds Annual Report 31

PIMCO Municipal Income Funds
Notes to Financial Statements
April 30, 2008

1. Organization and Significant Accounting Policies (continued)

(i) Custody Credits Earned on Cash Balances

The Funds benefit from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Funds.

(j) Interest Expense

Interest expense relates to the Funds’ liability in connection with floating rate notes held by third parties in conjunction with Inverse Floater transactions. Interest expense is recorded as incurred.

2. Investment Manager/Sub-Adviser

Each Fund has an Investment Management Agreement (collectively, the ‘‘Agreements’’) with the Investment Manager. Subject to the supervision by each Fund’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreements, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.65% of each Fund’s average daily net assets, inclusive of net assets attributable to any preferred shares that may be outstanding. In order to reduce each Fund’s expenses, the Investment Manager has contractually agreed to waive a portion of the investment management fees for each Fund at an annual rate of 0.15% of each Fund’s average daily net assets, including net assets attributable to any preferred shares that may be outstanding through June 30, 2007. On July 1, 2007, the contractual fee waiver was reduced to 0.10% of each Fund’s average daily net assets, including net assets attributable to any preferred shares that may be outstanding through June 30, 2008, and for a declining amount thereafter through June 30, 2009. For the fiscal year ended April 30, 2008, each Fund paid investment management fees at an annualized effective rate of 0.54% of each Fund’s average daily net assets inclusive of net assets attributable to any preferred shares that may be outstanding.

The Investment Manager has retained its affiliate, Pacific Investment Management Company LLC (the ‘‘Sub-Adviser’’), to manage each Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all investment decisions for the Funds. The Investment Manager, not the Funds, pays a portion of the fees it receives to the Sub-Adviser in return for its services.

3. Investments in Securities

For the year ended April 30, 2008, purchases and sales of investments, other than short-term securities and U.S. government obligations, were:

	Municipal	California Municipal	New York Municipal
Purchases	$179,313,885	$59,628,676	$24,683,012
Sales	214,785,726	65,758,663	46,390,980

(a)	Futures contracts outstanding at April 30, 2008:

Fund	Type	Contracts	Market Value (000)	Expiration Date	Unrealized Appreciation
Municipal Income:	Short: U.S. Treasury Bond Futures	(689)	$(80,538)	6/19/08	$309,320
California Municipal:	Short: U.S. Treasury Bond Futures	(333)	$(38,925)	6/19/08	$277,937
New York Municipal:	Short: U.S. Treasury Bond Futures	(285)	$(33,314)	6/19/08	$158,766

Municipal, California Municipal and New York Municipal pledged $6,610,000, $4,630,100 and $2,145,000 in cash, respectively, as collateral for futures contracts.

32 PIMCO Municipal Income Funds Annual Report | 4.30.08

PIMCO Municipal Income Funds
Notes to Financial Statements
April 30, 2008

3. Investments in Securities (continued)

(b)	Transactions in options written for the year ended April 30, 2008:

	Contracts	Premiums
Municipal Income:
Options outstanding, April 30, 2007	—	$—
Options written	1,422	1,016,210
Options expired	(1,146)	(790,746)
Options outstanding, April 30, 2008	276	$225,464
California Municipal Income:
Options outstanding, April 30, 2007	—	$—
Options written	1,072	766,080
Options expired	(864)	(596,165)
Options outstanding, April 30, 2008	208	$169,915
New York Municipal Income:
Options outstanding, April 30, 2007	—	$—
Options written	424	302,968
Options expired	(342)	(235,982)
Options outstanding, April 30, 2008	82	$66,986

4. Income Tax Information

Municipal:

The tax character of dividends paid were:

	Year ended April 30, 2008	Year ended April 30, 2007
Ordinary Income	$868,183	$924,689
Tax Exempt Income	$30,347,445	$29,870,439

At April 30, 2008, there were no distributable earnings due.

At April 30, 2008, Municipal had a capital loss carryforward of $31,826,715 ($12,636,580 of which will expire in 2011, $1,890,888 of which will expire in 2012, $12,156,912 of which will expire in 2013, $1,105,730 of which will expire in 2014, $459,581 of which will expire in 2015, and $3,577,024 of which will expire in 2016), available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

For the year ended April 30, 2008, permanent ‘‘book-tax’’ differences were primarily attributable to the differing treatment of inverse floater transactions. These adjustments were to decrease dividends in excess of net investment income and increase accumulated net realized loss by $112,162.

California Municipal:

The tax character of dividends paid were:

	Year ended April 30, 2008	Year ended April 30, 2007
Ordinary Income	$882,491	$1,350,699
Tax Exempt Income	$20,825,245	$19,959,433

At April 30, 2008, there were no distributable earnings due.

At April 30, 2008, California Municipal had a capital loss carryforward of $21,002,496 ($8,107,750 of which will expire in 2011, $4,391,323 of which will expire in 2012, $6,552,094 of which will expire in 2013 and $1,951,329 of which will expire in 2014), available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed. During the year ended April 30, 2008, California Municipal utilized $1,016,257 of capital loss carryforwards.

4.30.08 | PIMCO Municipal Income Funds Annual Report 33

PIMCO Municipal Income Funds
Notes to Financial Statements
April 30, 2008

4. Income Tax Information (continued)

For the year ended April 30, 2008, permanent ‘‘book-tax’’ differences were primarily attributable to the differing treatment of inverse floater transactions. These adjustments were to decrease dividends in excess of net investment income and increase accumulated net realized loss by $15,528.

New York Municipal:

The tax character of dividends paid were:

	Year ended April 30, 2008	Year ended April 30, 2007
Ordinary Income	$253,271	$443,473
Tax Exempt Income	$7,135,683	$7,549,007

At April 30, 2008, there were no distributable earnings due.

At April 30, 2008, New York Municipal had a capital loss carryforward of $11,556,033 ($4,010,420 of which will expire in 2011, $2,679,047 of which will expire in 2012, $4,622,781 of which will expire in 2013 and $243,785 of which will expire in 2014), available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed. During the year ended April 30, 2008, New York Municipal utilized $62,815 of capital loss carryforwards.

In accordance with U.S. Treasury regulations, the fund elected to defer realized capital losses of $2,326,757, arising after October 31, 2007. Such losses are treated as arising on May 1, 2008.

For the year ended April 30, 2008, permanent ‘‘book-tax’’ differences were primarily attributable to the differing treatment of inverse floater transactions and taxable overdistributions. These adjustments were to decrease dividends in excess of net investment income by $142,491, decrease paid-in capital by $132,383 and increase accumulated net realized loss by $10,108.

The cost of investments for federal income tax purposes and gross unrealized appreciation and gross unrealized depreciation of investments at April 30, 2008 were:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Municipal	$502,434,037	$16,907,433	$(15,798,961)	$1,108,472
California Municipal	375,920,584	18,646,228	(7,984,456)	10,661,772
New York Municipal	150,814,303	6,034,833	(2,203,668)	3,831,165

5. Auction Preferred Shares

Municipal has issued 1,600 shares of Preferred Shares Series A, 1,600 shares of Preferred Shares Series B, 1,600 shares of Preferred Shares Series C, 1,600 shares of Preferred Shares Series D and 1,600 shares of Preferred Shares Series E, each with a net asset and liquidation value of $25,000 per share plus accrued dividends.

California Municipal has issued 2,000 shares of Preferred Shares Series A, 2,000 shares of Preferred Shares Series B, and 2,000 shares of Preferred Shares Series C, each with a net asset and liquidation value of $25,000 per share plus accumulated dividends.

New York Municipal has issued 2,520 shares of Preferred Shares Series A with a net asset and liquidation value of $25,000 per share plus accumulated dividends.

Dividends are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures. Distributions of net realized capital gains, if any, are paid annually.

34 PIMCO Municipal Income Funds Annual Report | 4.30.08

PIMCO Municipal Income Funds
Notes to Financial Statements
April 30, 2008

5. Auction Preferred Shares (continued)

For the year ended April 30, 2008, the annualized dividend rates ranged from:

	High	Low	At April 30, 2008
Municipal:
Series A	6.00%	2.150%	3.777%
Series B	6.00%	1.80%	3.823%
Series C	6.00%	2.00%	3.595%
Series D	6.00%	2.00%	3.595%
Series E	6.00%	2.41%	3.595%
California Municipal:
Series A	6.00%	2.00%	3.777%
Series B	4.51%	2.00%	3.595%
Series C	6.00%	2.20%	3.595%
New York Municipal:
Series A	6.00%	2.772%	3.823%

The Funds are subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Funds from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value.

Preferred Shares, which are entitled to one vote per share, generally vote with the common stock but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

Since mid-February 2008, holders of auction-rate preferred shares (‘‘ARPS’’) issued by the Funds have been directly impacted by an unprecedented lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently ‘‘failed’’ because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined ‘‘maximum rate’’ as the higher of the 30-day ‘‘AA’’ Composite Commercial Paper Rate multiplied by 110% or the Taxable Equivalent of the Short-Term Municipal Obligations Rate-defined as 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30-day High Grade Index divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal) multiplied by 110% (which is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction).

These developments with respect to ARPS have not affected the management or investment policies of the Funds, and the Funds’ outstanding common shares continue to trade on the NYSE. If the Funds’ ARPS auctions continue to fail and the ‘‘maximum rate’’ payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Funds’ common shareholders could be adversely affected.

4.30.08 | PIMCO Municipal Income Funds Annual Report 35

PIMCO Municipal Income Funds
Notes to Financial Statements
April 30, 2008

6. Subsequent Common Dividend Declarations

On May 1, 2008, the following dividends were declared to common shareholders payable June 2, 2008 to shareholders of record on May 12, 2008:

Municipal	$0.08125 per common share
California Municipal	$0.077 per common share
New York Municipal	$0.057 per common share

On June 2, 2008 the following dividends were declared to common shareholders payable July 1, 2008 to shareholders of record on June 11, 2008:

Municipal	$0.08125 per common share
California Municipal	$0.077 per common share
New York Municipal	$0.057 per common share

7. Legal Proceedings

In June and September 2004, the Investment Manager and certain of its affiliates (including Allianz Global Investors Distributors LLC and PEA Capital LLC (’’PEA‘‘) and Allianz Global Investors of America L.P. agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged ‘‘market timing’’ arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA Capital LLC deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning ‘‘market timing,’’ which allege the same or similar conduct underlying the regulatory settlements proceedings discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court of Maryland. Any potential resolution of these matters may include, but not be limited to, judgements or settlements for damages against the Investment Manager or its affiliates or related injunctions.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Fund.

The foregoing speaks only as of the date hereof.

36 PIMCO Municipal Income Funds Annual Report | 4.30.08

PIMCO Municipal Income Fund
Financial Highlights
For a share of common stock outstanding throughout each year

	Year ended April 30,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$14.85	$14.54	$14.84	$14.11	$14.03
Investment Operations:
Net investment income	1.12	1.07	1.10	1.15	1.16
Net realized and change in unrealized gain (loss) on investments, futures contracts and options written	(1.74)	0.50	(0.21)	0.68	(0.03)
Total from investment operations	(0.62)	1.57	0.89	1.83	1.13
Dividends on Preferred Shares from net investment income	(0.29)	(0.28)	(0.21)	(0.12)	(0.07)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(0.91)	1.29	0.68	1.71	1.06
Dividends to Common Shareholders from net investment income	(0.98)	(0.98)	(0.98)	(0.98)	(0.98)
Net asset value, end of year	$12.96	$14.85	$14.54	$14.84	$14.11
Market price, end of year	$16.46	$18.00	$16.22	$14.64	$13.55
Total Investment Return (1)	(2.47)%	17.77%	18.13%	15.68%	2.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of year (000)	$321,268	$365,984	$355,877	$360,699	$341,784
Ratio of expenses to average net assets, including interest expense (2)(3)(4)(5)	1.51%	1.32%	1.18%	1.06%	1.04%
Ratio of expenses to average net assets, excluding interest expense (2)(3)(5)	1.20%	1.00%	0.98%	0.97%	0.98%
Ratio of net investment income to average net assets (2)(5)	8.07%	7.23%	7.41%	7.97%	8.22%
Preferred shares asset coverage per share	$65,143	$70,727	$69,462	$70,077	$67,719
Portfolio turnover	32%	6%	13%	11%	16%

(1)	Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.

(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See Note 1(i) in Notes to Financial Statements).

(4)	Interest expense relates to the liability for floating rate notes issued in connection with inverse floater transactions.

(5)	During the periods indicated above, the Investment Manager waived a portion of its investment management fee. The effect of such waiver relative to the average net assets of common shareholders was 0.17%, 0.24%, 0.32%, 0.31% and 0.32% for the years ended April 30, 2008, April 30, 2007, April 30, 2006, April 30, 2005 and April 30, 2004, respectively.

See accompanying Notes to Financial Statements | 4.30.08 | PIMCO Municipal Income Funds Annual Report 37

PIMCO California Municipal Income Funds
Financial Highlights
For a share of common stock outstanding throughout each period

	Year ended April 30,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$14.84	$14.48	$14.60	$13.92	$14.17
Investment Operations:
Net investment income	1.07	1.10	1.05	1.07	1.05
Net realized and change in unrealized gain (loss) on investments, futures contracts and options written	(1.09)	0.44	(0.05)	0.64	(0.31)
Total from investment operations	(0.02)	1.54	1.00	1.71	0.74
Dividends on Preferred Shares from net investment income	(0.28)	(0.26)	(0.20)	(0.11)	(0.07)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(0.30)	1.28	0.80	1.60	0.67
Dividends to Common Shareholders from net investment income	(0.92)	(0.92)	(0.92)	(0.92)	(0.92)
Net asset value, end of year	$13.62	$14.84	$14.48	$14.60	$13.92
Market price, end of year	$15.83	$17.70	$15.87	$14.20	$13.19
Total Investment Return (1)	(4.88)%	18.20%	18.93%	15.05%	(0.28)%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of year (000)	$246,613	$267,061	$259,127	$259,978	$247,857
Ratio of expenses to average net assets, including interest expense (2)(3)(4)(5)	1.41%	1.26%	1.08%	1.00%	1.03%
Ratio of expenses to average net assets, excluding interest expense (2)(3)(5)	1.15%	1.05%	0.99%	1.00%	1.01%
Ratio of net investment income to average net assets (2)(5)	7.57%	7.48%	7.19%	7.56%	7.53%
Preferred shares asset coverage per share	$66,086	$69,491	$68,164	$68,319	$66,306
Portfolio turnover	14%	4%	8%	5%	25%

(1)	Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.

(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See Note 1(i) in Notes to Financial Statements).

(4)	Interest expense relates to the liability for floating rate notes issued in connection with inverse floater transactions.

(5)	During the periods indicated above, the Investment Manager waived a portion of its investment management fee. The effect of such waiver relative to the average net assets of common shareholders was 0.17%, 0.25%, 0.32%, 0.31% and 0.32% for the years ended April 30, 2008, April 30, 2007, April 30, 2006, April 30, 2005 and April 30, 2004, respectively.

38 PIMCO Californiai Municipal Income Funds Annual Report | 4.30.08 | See accompanying Notes to Financial Statements

PIMCO New York Municipal Income Funds
Financial Highlilghts
For a share of common stock outstanding throughout each year:

	Year ended April 30,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$13.74	$13.47	$13.83	$13.44	$13.49
Investment Operations:
Net investment income	0.97	0.97	0.98	1.01	1.00
Net realized and change in unrealized gain (loss) on investments, futures contracts, and options written	(1.03)	0.37	(0.23)	0.40	(0.08)
Total from investment operations	(0.06)	1.34	0.75	1.41	0.92
Dividends on Preferred Shares
from net investment income	(0.30)	(0.28)	(0.22)	(0.12)	(0.07)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(0.36)	1.06	0.53	1.29	0.85
Dividends to Common Shareholders from net investment income	(0.68)	(0.79)	(0.89)	(0.90)	(0.90)
Net asset value, end of year	$12.70	$13.74	$13.47	$13.83	$13.44
Market price, end of year	$13.06	$15.02	$14.56	$13.90	$12.70
Total Investment Return (1)	(8.31)%	8.89%	11.45%	17.04%	0.21%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of year (000)	$95,691	$103,035	$100,367	$102,112	$98,922
Ratio of expenses to average net assets, including interest expense (2)(3)(4)(5)	2.00%	1.94%	1.57%	1.44%	1.27%
Ratio of expenses to average net assets, excluding interest expense (2)(3)(5)	1.32%	1.23%	1.09%	1.12%	1.10%
Ratio of net investment income to average net assets (2)(5)	7.41%	7.06%	7.04%	7.48%	7.41%
Preferred shares asset coverage per share	$62,969	$65,863	$64,809	$65,509	$64,251
Portfolio turnover	14%	2%	15%	6%	39%

(1)	Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.

(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See Note 1(i) in Notes to Financial Statements).

(4)	Interest expense relates to the liability for floating rate notes issued in connection with inverse floater transactions.

(5)	During the periods indicated above, the Investment Manager waived a portion of its investment management fee. The effect of such waiver relative to the average net assets of common shareholders was 0.18%, 0.26%, 0.33%, 0.33% and 0.33% for the years ended April 30, 2008, April 30, 2007, April 30, 2006, April 30, 2005, April 30, 2004, respectively.

See accompanying Notes to Financial Statements | 4.30.08 | PIMCO Municipal Income Funds Annual Report 39

PIMCO Municipal Income Funds
Report of Independent Registered
Public Accounting Firm

To the Shareholders and the Board of Trustees of:
PIMCO Municipal Income Fund,
PIMCO California Municipal Income Fund and
PIMCO New York Municipal Income Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets applicable to common shareholders and of cash flows (for PIMCO New York Municipal Income Fund only) and the financial highlights present fairly, in all material respects, the financial position of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund and PIMCO New York Municipal Income Fund (collectively hereafter referred to as the ‘‘Funds’’) at April 30, 2008, the results of each of their operations and of cash flows (for PIMCO New York Municipal Income Fund only) for the year ended, the changes in each of their net assets applicable to common shareholders for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as ‘‘financial statements’’) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
June 25, 2008

40 PIMCO Municipal Income Funds Annual Report | 4.30.08

PIMCO Municipal Income Funds
Tax Information/Annual Shareholder Meetings
Results/Appointment of New Trustee (unaudited)

Tax Information:

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Funds to advise shareholders within 60 days of the Funds’ tax year-end (April 30, 2008) as to the federal tax status of dividends and distributions received by shareholders during such tax period. Accordingly, please note that substantially all dividends paid from net investment income from the Funds during the tax period ended April 30, 2008 were federally exempt interest dividends. However, the Funds invested in municipal bonds containing market discount, whose accretion is taxable. Accordingly, the percentages of dividends paid from net investment income during the tax period which are taxable were:

Municipal	2.78%
California Municipal	4.07%
New York Municipal	3.43%

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2008. In January 2009, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar 2008. The amount that will be reported will be the amount to use on your 2008 federal income tax return and may differ from the amount which must be reported in connection with each Fund’s tax year ended April 30, 2008. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds. In January 2009, an allocation of interest income by state will be provided which may be of value in reducing a shareholder’s state and local tax liability, if any.

Annual Shareholder Meetings Results:

The Funds held their annual meetings of shareholders on December 18, 2007. Common/Preferred shareholders of each Fund voted as indicated below.

	Affirmative	Withhold Authority
Municipal:
Re-election of Paul Belica	22,904,004	401,404
Re-election of John J. Dalessandro II*	7,186	36
Re-election of John C. Maney	22,918,567	386,841
California Municipal:
Re-election of Paul Belica	16,618,290	374,467
Re-election of John J. Dalessandro II*	4,724	3
Re-election of John C. Maney	16,630,736	362,021
New York Municipal:
Re-election of Paul Belica	7,219,019	118,634
Re-election of John J. Dalessandro II*	2,491	4
Re-election of John C. Maney	7,219,441	118,212
Messrs. Robert E. Connor, William B. Ogden IV, Hans W. Kertess* and R. Peter Sullivan continue to serve as Trustees of the Funds.

* Preferred Shares Trustee

Appointment of New Trustee

In May 2008, the Fund’s Board of Trustees appointed Diana L. Taylor as a Trustee.

4.30.08 | PIMCO Municipal Income Funds Annual Report 41

PIMCO Municipal Income Funds
Privacy Policy/Proxy Voting Policies & Procedures (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. To ensure clients’ privacy, we have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, we and certain service providers to the Funds, such as the Funds’ investment adviser, may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. In most cases, you will be clients of a third party, but we may also provide your personal and account information to your respective brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, we may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent or upon the request of the shareholder.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we or our affiliates believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs sponsored by us or our affiliates, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to your non-public personal information only to internal personnel who need to know that information in order to provide products or services to you. In order to guard your non-public personal information, physical, electronic and procedural safeguards are in place.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the twelve months ended June 30, 2007 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 331-1710; (ii) on the Funds’ website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

42 PIMCO Municipal Income Funds Annual Report | 4.30.08

PIMCO Municipal Income Funds
Dividend Reinvestment Plan (unaudited)

Pursuant to the Funds’ Dividend Reinvestment Plan (the ‘‘Plan’’), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PFPC Inc., as agent for the Common Shareholders (the ‘‘Plan Agent’’), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by PFPC Inc., as the Funds’ dividend disbursement agent.

Unless you elect (or your broker or nominee elects) not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)	If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Fund will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2)	If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Funds and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Funds reserve the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Funds’ shareholder servicing agent, PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 331-1710.

4.30.08 | PIMCO Municipal Income Funds Annual Report 43

PIMCO Municipal Income Funds
Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with Funds, Length of Service, Other Trusteeships/Directorships Held by Trustee; Number of Portfolios in Fund Complex/Outside Fund Complexes Currently Overseen by Trustee	Principal Occupation(s) During Past 5 Years:
The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105
Hans W. Kertess
Date of Birth: 7/12/39
Chairman of the Board of Trustees since: 2007
Trustee since: 2001
Term of office: Expected to stand for
    re-election at 2009 annual meeting of
    shareholders.
Trustee/Director of 33 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund
Complex	President, H. Kertess & Co., a financial advisory company; Formerly, Managing Director, Royal Bank of Canada Capital Markets.
Paul Belica
Date of Birth: 9/27/21
Trustee since: 2001
Term of office: Expected to stand for
    re-election at 2010 annual meeting of
    shareholders.
Trustee/Director of 33 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex	Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc.; formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.
Robert E. Connor
Date of Birth: 9/17/34
Trustee since: 2001
Term of office: Expected to stand for
    re-election at 2009 annual meeting of
    shareholders.
Trustee/Director of 33 funds in Fund Complex
Trustee/Director of no funds outside of Fund
Complex	Retired. Corporate Affairs Consultant. Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.
John J. Dalessandro II
Date of Birth: 7/26/37
Trustee since: 2001
Term of office: Expected to stand for
    re-election at 2010 annual meeting of
    shareholders.
Trustee/Director of 33 funds in Fund Complex
Trustee/Director of no funds outside of Fund
complex	Retired. Formerly, President and Director, J.J. Dalessandro II Ltd., registered broker-dealer and member of the New York Stock Exchange.
William B. Ogden, IV
Date of Birth: 1/11/45
Trustee since: 2006
Term of office: Expected to stand for
    re-election at 2009 annual meeting of
    shareholders.
Trustee/Director of 33 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund
Complex	Asset Management Industry Consultant; Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.
R. Peter Sullivan III
Date of Birth: 9/4/41
Trustee since: 2002
Term of office: Expected to stand for
    re-election at 2008 annual meeting of
    shareholders.
Trustee/Director of 33 funds in Fund Complex
Trustee/Director of no funds outside of Fund
Complex	Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.

44 PIMCO Municipal Income Funds Annual Report | 4.30.08

PIMCO Municipal Income Funds
Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with Funds, Length of Service, Other Trusteeships/Directorships Held by Trustee; Number of Portfolios in Fund Complex/Outside Fund Complexes Currently Overseen by Trustee	Principal Occupation(s) During Past 5 Years:
Diana L. Taylor
Date of Birth: 2/16/55
Trustee since: 2008
Term of office: Expected to stand for
    election at 2008 annual meeting of
    shareholders.
Trustee/Director of 28 funds in Fund Complex
Trustee/Director of Brookfield Properties
Corporation & Sotheby’s	Managing Director, Wolfensohn & Co., 2007-Present; Superintendent of Banks, State of New York, 2003-2007.
John C. Maney†
Date of Birth: 8/3/59
Trustee since 2006
Term of office: Expected to stand for
    re-election at 2008 annual meeting of
    shareholders.
Trustee/Director of 68 Funds in Fund Complex
Trustee/Director of No Funds outside the Fund
Complex	Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006; Formerly, Executive Vice President and Chief Financial Officer of Apria Healthcare Group, Inc. (1998-2001).

† Mr. Maney is an ‘‘interested person’’ of the Funds due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P., Allianz Global Investors of America LLC and Allianz-Pac Life Partners LLC; Member – Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC and Allianz Global Investors U.S. Equities LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Financial Officer of Allianz Hedge Fund Partners Holding L.P.; Managing Director of Allianz Global Investors U.S. Retail LLC; Member – Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group L.P.; Management Board of Allianz Global Investors Fund Management LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member – Board of Directors of NFJ Management Inc. and PIMCO Global Advisors (Resources) Limited; and Executive Vice President of PIMCO Japan Ltd.

Further information about the Funds’ Trustees are available in the Funds’ Statement of Additional Information, dated June 26, 2001, which can be obtained upon request, without charge, by calling the Fund’s transfer agent at (800) 331-1710.

4.30.08 | PIMCO Municipal Income Funds Annual Report 45

PIMCO Municipal Income Funds
Principal Officers (unaudited)

Name, Date of Birth, Position(s) Held with Fund.	Principal Occupation(s) During Past 5 Years:
Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2002	Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Director of 6 funds in the Fund Complex; President and Chief Executive Officer of 37 funds in the Fund Complex; Treasurer; Principal Financial and Accounting Officer of 37 funds in the Fund Complex and The Korea Fund, Inc.
Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal/Financial and Accounting Officer since: 2002	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting officer of 37 funds in the Fund Complex; Assistant Treasurer of 37 funds in the Fund Complex and The Korea Fund, Inc.
Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2004	Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P., Secretary of 74 funds in the Fund Complex. Secretary & Chief Legal Officer of The Korea Fund, Inc. Formerly, Vice President and Associate General Counsel, Neuberger Berman LLC.
Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2007	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 74 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments (2002-2005).
Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2004	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P., Chief Compliance Officer of 74 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004).
William V. Healy Date of Birth: 7/28/53 Assistant Secretary since: 2006	Executive Vice President, Chief Legal Officer- U.S. Retail, Allianz Global Investors of America L.P., Executive Vice President, Chief Legal Officer and Secretary, Allianz Global Investors Fund Management LLC, Allianz Global Investors Distributors LLC, Allianz Global Investors Advertising Agency Inc., and Allianz Global Investors Managed Accounts LLC. Assistant Secretary of 74 funds in the Fund Complex; formerly, Vice President and Associate General Counsel The Prudential Insurance Company of America; Executive Vice President and Chief Legal Officer, The Prudential Investments (1998-2005).
Richard H. Kirk Date of Birth: 4/6/61 Assistant Secretary since: 2006	Senior Vice President, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 74 funds in the Fund Complex; formerly, Vice President, Counsel, The Prudential Insurance Company of America/American Skandia (2002-2004).
Kathleen A. Chapman Date of Birth: 11/11/54 Assistant Secretary since: 2006	Assistant Secretary of 74 funds in the Fund Complex; Manager IIG Advisory Law, Morgan Stanley (2004-2005); The Prudential Insurance Company of America and Assistant Corporate Secretary of affiliated American Skandia companies (1996-2004).
Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2006	Assistant Secretary of 74 funds in the Fund Complex and The Korea Fund, Inc. formerly Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).
Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2008	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 74 funds in the Fund Complex. Formerly, Tax Manager, Teacher Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

46 PIMCO Municipal Income Funds Annual Report | 4.30.08

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Trustees and Principal Officers

Hans W. Kertess
    Trustee, Chairman of the Board of Trustees
Paul Belica
    Trustee
Robert E. Connor
    Trustee
John J. Dalessandro II
    Trustee
John C. Maney
    Trustee
William B. Ogden, IV
    Trustee
R. Peter Sullivan III
    Trustee
Diana L. Taylor
    Trustee

Brian S. Shlissel
    President & Chief Executive Officer
Lawrence G. Altadonna
    Treasurer, Principal Financial & Accounting Officer
Thomas J. Fuccillo
    Vice President, Secretary & Chief Legal Officer
Scott Whisten
    Assistant Treasurer
Youse E. Guia
    Chief Compliance Officer
William V. Healey
    Assistant Secretary
Richard H. Kirk
    Assistant Secretary
Kathleen A. Chapman
    Assistant Secretary
Lagan Srivastava
    Assistant Secretary
Richard J. Cochran
    Assistant Treasurer

Investment Manager

Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Adviser

Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.
225 Franklin Street
Boston, MA 02110

Transfer Agent, Dividend Paying Agent and Registrar

PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Ropes & Gray LLP
One International Place
Boston, MA 02210-2624

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund and PIMCO New York Municipal Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (‘‘SEC’’) for the first and third quarters of their fiscal year on Form N-Q. The Funds’ Form N-Qs are available on the SEC’s website at www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at www.allianzinvestors.com/closedendfunds.

On December 26, 2007, the Funds submitted a CEO annual certification to the New York Stock Exchange (‘‘NYSE’’) on which the Funds' principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules each Fund’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Funds’ disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Funds is available at www.allianzinvestors.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 331-1710.

ITEM 2. CODE OF ETHICS

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-331-1710. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.
(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)

Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $33,415 in 2007 and $37,192 in 2008.

b)

Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $8,006 in 2007 and $21,054 in 2008.

c)

Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $9,000 in 2007 and $9,667 in 2008. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.
e)

1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PIMCO California Municipal Income Fund (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audits of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares and semiannual report review)

Other attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support service

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Funds (including affiliated sub-advisers to the Funds), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Funds (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Funds’ independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and
(3)

Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.
f)	Not applicable
g)

Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2007 Reporting Period was $2,279,204 and the 2008 Reporting Period was $3,454,417.

h)

Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Robert E. Connor, Paul Belica, John J. Dalessandro II, Hans W. Kertess, R. Peter Sullivan III, Diana L. Taylor and William B. Ogden, IV.

ITEM 6. SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PIMCO MUNICIPAL INCOME FUND

PIMCO CALIFORNIA MUNICIPAL INCOME FUND

PIMCO NEW YORK MUNICIPAL INCOME FUND

(each a “Trust”)

PROXY VOTING POLICY

1.

It is the policy of each Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. Each Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other. Accordingly, each Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.

Each Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the particular Trust. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. Summary of the detailed proxy voting policies of the Trust’s current sub-adviser is set forth in Appendix B attached hereto. Such summaries may be revised from time to time to reflect changes to the sub-advisers’ detailed proxy voting policies.

3.

The party voting the proxies (i.e., the sub-adviser or portfolio manager) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.

AGIFM and the sub-adviser of a Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.

The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trusts’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trusts’ Chief Compliance Officer.

6.

This Proxy Voting Policy Statement (including Appendix B), the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of the sub-adviser of a Trust with proxy voting authority, shall be made available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) on the Trusts’ website at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the Trusts’ Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser with proxy voting authority shall also be included in the Trusts’ Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

1.

It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.
3.

The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.

AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.

The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.

This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-bycase basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of July 9, 2008 the following individual has primary responsibility for the day-to-day implementation of the PIMCO Municipal Income Fund (PMF), PIMCO California Municipal Income Fund (PCQ) and PIMCO New York Municipal Income Fund (PNF) (each a “Fund” and collectively, the “Funds”):

Mark V. McCray

Mr. McCray has been the portfolio manager for each of the Funds since inception (June 2001). Mr. McCray is also a Managing Director, portfolio manager, and a senior member of PIMCO’s investment strategy group. He has served as Chairman of PIMCO’s Shadow Investment Committee and as a rotating member of the firm’s Investment Committee. He joined the firm in 2000 from Goldman, Sachs & Co. in New York, where he was Vice President and co-head of municipal bond trading, with primary responsibility for the firm’s proprietary municipal trading. Mr. McCray has nineteen years of investment experience and holds a Bachelor’s degree in Finance and Real Estate from Temple University and an MBA from The Wharton School of the University of Pennsylvania, with concentrations in Finance, Accounting, and Strategic Management.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Funds that were managed by the Portfolio Manager as of April 30, 2008, including accounts managed by a team, committee, or other group that includes the Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
PM	Fund	#	AUM($million)	#	AUM($million)	#	AUM($million)
Mark V. McCray	PMF	14	5,496.95	3	818.68	17	1,606.91
	PCQ	14	5,622.22	3	818.68	17	1,606.91
	PNF	13	5,861.21	3	818.68	17	1,606.91

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted addi tional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

(a)(3)

As of April 30, 2008, the following explains the compensation structure of the individual that has primary responsibility for day-to-day portfolio management of the Funds:

Portfolio Manager Compensation

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;
•	Amount and nature of assets managed by the portfolio manager;
•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);
•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;
•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;
•	Contributions to asset retention, gathering and client satisfaction;
•	Contributions to mentoring, coaching and/or supervising; and
•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz SE (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A

Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

(a)(4)

The following summarizes the dollar range of securities the portfolio manager for the Funds beneficially owned of the Funds that he managed as of 04/30/08.

PIMCO Municipal Income Fund PIMCO California Municipal Income Fund PIMCO New York Municipal Income Fund
Portfolio Manager	Dollar Range of Equity Securities in the Funds
Mark V. McCray	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

Period	Total Number of Shares Purchased	Average Price Paid Per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May yet Be Purchased Under the Plans or Programs
May 2007	N/A	$16.85	7,890	N/A
June 2007	N/A	$16.21	8,272	N/A
July 2007	N/A	$15.39	8,376	N/A
August 2007	N/A	$14.87	8,671	N/A
September 2007	N/A	$14.59	8,961	N/A
October 2007	N/A	$14.61	8,938	N/A
November 2007	N/A	$15.34	8,549	N/A
December 2007	N/A	$14.39	8,889	N/A
December 2007	N/A	$14.76	8,588	N/A
January 2008	N/A	N/A	N/A	N/A
February 2008	N/A	$15.16	8,291	N/A
March 2008	N/A	$14.34	8,748	N/A
April 2008	N/A	$14.86	8,357	N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the ACT (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(a) (2) Exhibit 99 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PIMCO California Municipal Income Fund
By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date July 9, 2008

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date July 9, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date July 9, 2008

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date July 9, 2008